As filed with the Securities and Exchange Commission on December 04, 2018

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-03023

FORUM FUNDS
Three Canal Plaza, Suite 600
Portland, Maine 04101

Jessica Chase, Principal Executive Officer
Three Canal Plaza, Suite 600
Portland, Maine 04101
207-347-2000

Date of fiscal year end: March 31

Date of reporting period: April 1, 2018 – September 30, 2018

ITEM 1. REPORT TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

SEPTEMBER 30, 2018

(UNAUDITED)

The views in this report were those of Absolute Investment Advisers LLC (“AIA” and “Absolute”), the investment adviser to the Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (each a “Fund” and collectively the “Funds”) as of September 30, 2018, and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the Funds and do not constitute investment advice. None of the information presented should be construed as an offer to sell or recommendation of any security mentioned herein.

The Absolute Strategies Fund utilizes a multi-manager strategy with multiple sub-advisers. For a complete description of each Fund’s principal investment risks please refer to its respective prospectus.

Although each Fund’s strategy is different, each Fund is subject to the following risks: Small- and medium-sized company risk; foreign or emerging markets securities risk which involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets; interest rate risk; and high yield, lower rated (junk) bonds risk with higher price fluctuation than investment grade bonds in return for higher yield potential.

Other principal risks include investing in initial public offerings; selling securities short with the risk of magnified capital losses; investing in derivatives which can be volatile and involve various types and degrees of risks; and investing in options and futures which are subject to special risks and may not fully protect a Fund against declines in the value of its stocks. In addition, an option writing strategy limits the upside profit potential normally associated with stocks. Futures trading is very speculative, largely due to the traditional volatility of futures prices.

Beta is a measure of an asset’s sensitivity to broad market moves, as measured for instance by the S&P 500® Index. A fund with a realized beta of 0.5 with respect to the S&P 500®Index infers that about 50% of the fund’s returns were explained by the performance of the index (the rest of the performance was independent of the index). The HFR Indices are equally weighted performance indexes, utilized by numerous hedge fund managers as a benchmark for their own hedge funds. One cannot invest directly in an index.

Absolute Strategies Fund, Absolute Funds, and Absolute Investment Advisers are registered service marks. Other marks referred to herein are the trademarks, service marks or registered trademarks of their respective owners.

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Dear Shareholder,

The past five to six years have been defined by historic central bank liquidity (quantitative easing), artificially low interest rates, and, in our opinion, excessive financial market valuations. We believe all of these are now reversing and could be headed for a long period of mean reversion.

Market Environment

Global markets have begun to show their hand. Many equity markets and sectors are down 8-30% from recent highs (see the table below) as higher interest rates and threats of inflation prick the global bond market bubble. We believe this is the start of what could be a long drawn out bear market, similar to the 2000-2003 period. The 2000 peak had big swings in volatility and numerous reaches back toward market highs that eventually gave way to a recession and a significant bear market. The current environment is similar – global indices and sectors are diverging following an extended market and economic cycle; their all-time high or recovery high is occurring months apart from other major indices. This behavior took place in the months leading up to the 2000 and 2007 market peak. If other global markets continue to pull the US market significantly lower, a bear market, which may lead to a correction of 40-50% over the next few years, may be seen to have begun.

Global Indices and Sectors	Loss From High
Shanghai Composite Index	-30%
S&P Homebuilders Index	-26%
Hong Kong Hang Seng Index	-24%
NYSE FANG Index	-19%
MVIS US Listed Semiconductor Index	-14%
German DAX Index	-15%
Nifty 50 Index	-13%
Russell 2000 Index	-11%
UK FTSE 100 Index	-11%
S&P Midcap Index	-9%
Consumer Discretionary Select Sector Index	-8%

Source: Bloomberg. Past performance is not indicative of future results.

Given the similarities to the 2000 period and its many volatile swings, we clearly cannot rule out the potential for significant rallies that offer us the opportunity to trade around our short positioning. On the other hand, given the record level of valuations and the massive amount of quantitative driven investing strategies, we cannot rule out a major flash-crash style event either. Additionally, global central banks are unwinding their balance sheets and increases in interest rates are adding very meaningful risk to the overall environment. We believe many investor portfolios have near-record allocations to correlated market risk of all kinds and have almost no way to escape a selloff in both stocks and bonds.

In terms of our own positioning, we are now in a near-record defensive posture. We have used recent market volatility to monetize some of our short exposure to growth and small cap because those areas have been hit the hardest to date. We have added to our overall short positioning in market indices and option exposure to protect against a significant correction.

While our process remains unchanged, we recognize that market mechanisms have been altered due to the high concentration of capital allocated to passive, quantitative and momentum strategies. These strategies are generally insensitive to valuation and fundamental concerns which can cause large deviations from traditional market averages and drive broad speculation to reach unanticipated levels. We have routinely reviewed our technical research and analysis in order to accurately assess the overall market cycle as it relates to our positioning.

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Portfolio Positioning

We believe markets move in cycles over time. The Absolute Strategies Fund is intentionally positioned with the goal of performing well as cycles change. This positioning is very different than traditional and alternative strategies that bet on markets trending upward indefinitely.

The Fund has a concentrated number of investments that we believe offer risk/reward tradeoffs. A limited number of overall themes reflects how hard it is to identify assets, managers, or strategies that we believe can avoid losses and generate returns as the market environment shifts. The Fund is positioned around areas that have been out-of-favor and have the potential for significant re-pricing in our favor.

These opportunities are summarized into 4 major themes:

(1)	Long value, short excessively over-priced growth

(2)	Long volatility

(3)	Long commodities vs overall market hedge

(4)	Convertible Arbitrage (interest rate agnostic)

Long value, short overpriced growth: Growth stocks, represented largely by the Nasdaq 100, have outpaced the broader markets by levels not seen since the late 1990s. Valuations of certain technology stocks (FAANG-Facebook, Apple, Amazon, Netflix, Google) rival the 2000 bubble. Value stocks, on the other hand, have underperformed growth at a level also last seen during the 2000 bubble. This is a gap that we believe will eventually close, if not reverse. Following the 2000 bubble, value outperformed growth by more than 100% over the next three years. Additionally, the Russell 2000 is also witnessing valuations at all-time highs with a Price to Earnings ratio of 85x. These companies are also highly leveraged and are at risk of rising interest rates (3-month LIBOR has risen from 0.3% to 2.3%). The bulk of our overall portfolio is positioned for long value vs short growth and small-cap indices. We intend to move exposures as volatility spikes. As an example, during the months of February-April, we capitalized on volatility and monetized much of our short exposure including the bulk of our short exposure in growth; this exposure has recently been added back as some indices have rallied to new highs. The portfolio also owns call options on the S&P 500 as protection should the overall markets break out to new highs.

Volatility: Up until very recently, volatility had never been more compressed for so long. The US equity market recently set an all-time record for the number of days without a 3% dip in prices. Market players across financial markets are now using volatility as an input for risk taking. This is most certainly the case with risk parity strategies, but institutions and retail investors are also using short volatility trading to generate income or excess yield. We believe this is very similar to the idea of selling credit default swaps (selling insurance) during the housing bubble which then led to the financial crisis. Long periods of low volatility have historically led to periods of high volatility. We believe our overall portfolio is set up to benefit from an increase in volatility and to capitalize on large spikes in market movements (both long and short).

Commodities and Energy: Energy and commodities are another area that is seeing significant divergence as compared to the overall market. The energy sector is close to its lowest weighting in the S&P 500 on record of only 4-5%; this was last seen near the 2000 bubble peak. Oil services companies recently traded near 2009 financial crisis lows. However, following the last low weighting in the S&P in 2000, energy companies outperformed the S&P by over 50% during the next three years and over 150% during the next six years. The CRB Commodity Index has underperformed the S&P 500 by 40% over the last few years, a deficit nearly identical to that during the late 1990s. The ratio of commodities/S&P 500 is also on par with the early 1970s, a period that preceded significant commodity inflation. Both time periods saw commodities outperform the S&P 500 by over 100% during the following three years. Approximately 11% of our portfolio is long energy/commodity related securities.

Convertible Arbitrage: Convertible arbitrage is one of few areas of the financial markets that is not flooded with excess capital. Hedged convertible securities currently offer attractive return and risk characteristics relative to most

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

other areas of the bond market. This strategy has also offered a relatively steady return profile that is less sensitive to interest rate risk than most credit investments, including fixed income alternatives.

We believe the combination of artificial flows from central banks, corporate buybacks, ETF momentum, and suppressed volatility have resulted in a market that is narrow and highly inefficient. Since the introduction of asset purchases by central banks (also known as quantitative easing), financial assets have become increasingly expensive and highly correlated; price-discovery and volatility are artificially suppressed. Traditional assets classes and many hedge fund strategies have become a correlated beta trade that acts in unison with the overall equity markets. In our view, the entire financial system has become one combined bet on market beta and low interest rates. We believe relying on this combination is no different than buying near the top of the 2000 bubble. In fact, financial history is littered with “easy-money” periods; and nearly every one of them was built on cheap debt and speculation over some new technology. Since January, financial markets have begun to exhibit more normalized levels of volatility. While many investors may see such volatility as extreme, similar daily price movements used to be viewed as relatively “normal” (pre-quantitative easing). These more “normal” levels of volatility provided a much-improved environment for our strategy that we believe is just the beginning to return from a major shift in market behavior.

In our opinion there is little, if any, potential for diversified portfolio of typical “hedge fund hotel” strategies to produce anything other than the returns of a traditional portfolio. In effect, many hedge funds have become as crowded as the ETF universe with both taking nearly the same risks that require abnormally low levels of volatility to work. A repricing of financial markets caused by artificially suppressed interest rates would very likely result in large losses across equities, fixed income and most alternative investments.

In late 2008, it seemed as if the market would never stop going down. Price-insensitive sellers dominated the market. Yet, we removed the bulk of our shorts and increased our net long position to the largest ever at the time. We were early, but the opportunity was very large. Today, we see the inverse of that cycle. The market seems as if it will never go down and price-insensitive buyers are dominating the market. Again, we may have been early but we believe that the opportunity warrants our positioning.

We continue to remind investors of what we see as extreme market risks which we believe should, at a minimum, serve as a warning for what could eventually materialize into a much larger problem. It is hard to tell exactly where we go from here but we feel certain that downside risks are as great as anything we can analyze historically. At this time, we are maintaining our positioning. Should markets experience a large drawdown, there may be a short-term opportunity to reduce some of our net short exposure. Option positions have also been utilized opportunistically for both upside and downside tail risk. In effect, the Fund may capitalize on either significant spikes up or down in market indices.

Sincerely,

Jay Compson

Portfolio Manager

Absolute Investment Advisers LLC

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

The following chart reflects the change in the value of a hypothetical $25,000 investment in Institutional Shares, including reinvested dividends and distributions, in Absolute Strategies Fund (the “Fund”) compared with the performance of the benchmarks, S&P 500 Index (“S&P 500”), Bloomberg Barclays U.S. Aggregate Bond Index (“Barclays Index”), the HFRX Global Hedge Fund Index (“HFRX”) and the MSCI World Index (“MSCI World”), over the past ten fiscal years. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The HFRX is a broad-based measurement of the performance of the hedge fund universe; it is comprised of eight strategies - convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset-weighted based on the distribution of assets in the hedge fund industry. The MSCI World measures the performance of a diverse range of 24 developed countries’ stock markets including the United States and Canada, and countries in Europe, the Middle East; Asia and the Pacific. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment

Absolute Strategies Fund - Institutional Shares vs. S&P 500 Index, Bloomberg Barclays U.S. Aggregate Bond Index,

HFRX Global Hedge Fund Index and MSCI World Index

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Five Year	Ten Year
Absolute Strategies Fund - Institutional Shares	-4.88%	-2.13%	0.30%
S&P 500 Index	17.91%	13.95%	11.97%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%
HFRX Global Hedge Fund Index	0.25%	1.02%	0.70%
MSCI World Index	11.24%	9.28%	8.56%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.23%. Excluding the effect of expenses attributable to dividends and interest on short sales and acquired fund fees and expenses, the Fund's total annual operating expense ratio would be 2.41%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.99% for Institutional Shares, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

have been lower. To the extent that the Fund invests in another fund sponsored by the Fund's adviser or its affiliates, the adviser may waive certain fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in the Absolute Capital Opportunities Fund (the “Fund”) compared with the performance of the benchmarks, the HFRX Equity Hedge Index (“HFRX Equity”) and the S&P 500 Index (“S&P 500”), since inception. HFRX Equity measures the performance of strategies that maintain positions both long and short in primarily equity and equity derivative securities. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The total return of the indices includes the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment

Absolute Capital Opportunities Fund vs. HFRX Equity Hedge Index

and S&P 500 Index

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Since Inception 12/30/15
Absolute Capital Opportunities Fund	7.00%	6.59%
HFRX Equity Hedge Index	1.79%	3.14%
S&P 500 Index	17.91%	15.69%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.37%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.51%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.75%, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

The following chart reflects the change in the value of a hypothetical $25,000 investment, including reinvested dividends and distributions, in Absolute Convertible Arbitrage Fund (the “Fund”) compared with the performance of the benchmarks, HFRX Fixed Income Convertible Arbitrage Index ("HFRX Fixed Income"), Bloomberg Barclays U.S. Aggregate Bond Index ('Barclays Index'), IBoxx High Yield Index ("iBoxx Index") and the S&P 500 Index ("S&P 500"), over the past ten fiscal years. The HFRX Fixed Income measures the performance of hedge fund strategies that are predicated on realizing of a spread between related instruments at least one of which is a convertible fixed income instrument. The iBoxx Index consists of liquid USD high yield bonds, selected to provide a balanced representation of the broad USD high yield corporate bond universe. The S&P 500 is a broad-based measurement of the U.S. stock market based on the performance of 500 widely held large capitalization common stocks. The Barclays Index is a broad based measurement of the U.S. dollar-denominated, investment-grade, fixed-rate, SEC registered taxable bond market. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of Change in Value of a $25,000 Investment

Absolute Convertible Arbitrage Fund vs. HFRX Fixed Income Convertible Arbitrage Index, Bloomberg Barclays U.S. Aggregate Bond Index
, iBoxx High Yield Index and S&P 500 Index

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Five Year	Ten Year
Absolute Convertible Arbitrage Fund	3.51%	3.91%	7.38%
HFRX Fixed Income Convertible Arbitrage Index	2.69%	0.91%	0.18%
Bloomberg Barclays U.S. Aggregate Bond Index	-1.22%	2.16%	3.77%
IBoxx High Yield Index	2.94%	4.79%	7.95%
S&P 500 Index	17.91%	13.95%	11.97%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.16%. Excluding the effect of expenses attributable to dividends and interest on short sales, the Fund's total annual operating expense ratio would be 2.56%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.60%, through August 1, 2019 (the “Expense Cap”). The adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. The performance table and graph do not reflect the

ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (888) 992-2765.

In August 2017, a hedge fund managed by Mohican Financial Management LLC reorganized into the Fund. The Fund’s performance for periods prior to the commencement of operations is that of the hedge fund and is based on calculations that are different from the standardized method of calculations adopted by the SEC. The performance of the hedge fund was calculated net of the hedge fund’s fees and expenses. The performance of the hedge fund is not the performance of the Fund, has not been restated to reflect the fees, estimated expenses and fee waivers and/or expense limitations of the Fund, and is not necessarily indicative of the Fund’s future performance. If the performance of the hedge fund had been restated to reflect the applicable fees and expenses of the Fund, the performance may have been lower. The hedge fund was not registered under the Investment Company Act of 1940 (“1940 Act”) and was not subject to certain investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code of 1986, which, if applicable, may have adversely affected its performance.

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2018

Portfolio Breakdown (% of Net Assets)
Common Stock	35.6%
Asset Backed Obligations	0.3%
Investment Companies	46.8%
Money Market Fund	12.7%
Purchased Options	0.6%
Written Options	0.0%
Other Assets & Liabilities, Net *	4.0%
100.0%

*	Consists of deposits with the custodian and/or brokers for put options written, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for put options written represent 4.3% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value
Common Stock - 35.6%
Consumer Discretionary - 4.5%
17,500	Anheuser-Busch InBev SA/NV, ADR	$1,532,475
20,000	CVS Health Corp.	1,574,400
12,000	The TJX Cos., Inc.	1,344,240
6,500	The Walt Disney Co.	760,110
		5,211,225
Consumer Staples - 0.7%
10,000	Nestle SA, ADR	832,000
Energy - 16.6%
3,766	Andeavor	578,081
9,660	Andeavor Logistics LP	469,090
16,184	Antero Resources Corp. (a)	286,619
14,536	Cabot Oil & Gas Corp.	327,351
14,892	Centennial Resource Development, Inc., Class A (a)	325,390
19,023	Cheniere Energy, Inc. (a)	1,321,908
2,252	Concho Resources, Inc. (a)	343,993
8,581	ConocoPhillips	664,169
10,928	Continental Resources, Inc. (a)	746,164
10,030	Delek U.S. Holdings, Inc.	425,573
7,316	Devon Energy Corp.	292,201
2,195	Diamondback Energy, Inc.	296,742
60,000	Enbridge, Inc.	1,937,400
17,991	Energy Transfer Partners LP	400,480
7,805	EOG Resources, Inc.	995,684
20,626	EQT Corp.	912,288
4,785	HollyFrontier Corp.	334,471
8,173	Marathon Petroleum Corp.	653,595
11,094	Noble Energy, Inc.	346,022
12,722	Occidental Petroleum Corp.	1,045,367
6,347	ONEOK, Inc.	430,263
10,418	Parsley Energy, Inc. (a)	304,726
1,750	Pioneer Natural Resources Co.	304,832
28,239	Plains GP Holdings, LP	692,703
16,500	Schlumberger, Ltd.	1,005,180
21,238	Tallgrass Energy GP LP	500,792
13,401	Targa Resources Corp.	754,610
24,515	The Williams Cos., Inc.	666,563
8,394	Valero Energy Corp.	954,818
20,232	WildHorse Resource Development Corp. (a)	478,284
25,595	WPX Energy, Inc. (a)	514,971
		19,310,330
Financial - 6.7%
6,600	Berkshire Hathaway, Inc., Class B (a)	1,413,126
35,000	Brookfield Asset Management, Inc., Class A	1,558,550
22,500	Franklin Resources, Inc.	684,225
28,000	Loews Corp.	1,406,440
20,000	The Bank of New York Mellon Corp.	1,019,800
5,500	The Howard Hughes Corp. (a)	683,210
13,500	WR Berkley Corp.	1,079,055
		7,844,406
Healthcare - 1.7%
45,000	Sanofi, ADR	2,010,150
Industrial - 0.6%
8,850	Expeditors International of Washington, Inc.	650,741
Materials - 1.7%
21,000	Axalta Coating Systems, Ltd. (a)	612,360
18,500	Royal Gold, Inc.	1,425,610
		2,037,970
Telecommunication Services - 1.5%
51,000	Liberty Global PLC, Class C (a)	1,436,160
20,000	News Corp., Class A	263,800
		1,699,960

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value
Utilities - 1.6%
27,100	Dominion Energy, Inc.	$1,904,588
Total Common Stock (Cost $35,874,066)		41,501,370

Principal	Security Description	Rate	Maturity	Value
Asset Backed Obligations - 0.3%
$45,508	Adjustable Rate Mortgage Trust, Series 2005-12 2A1 (b)	3.89%	03/25/36	41,808
31,685	Adjustable Rate Mortgage Trust, Series 2006-1 3A3 (b)	3.74	03/25/36	28,155
19,707	Banc of America Funding Corp., Series 2006-E 2A1 (b)	4.26	06/20/36	19,343
37,293	Banc of America Funding Corp., Series 2007-E 4A1 (b)	4.14	07/20/47	31,183
61,680	CitiMortgage Alternative Loan Trust, Series 2006-A7 1A12	6.00	12/25/36	59,188
23,073	CitiMortgage Alternative Loan Trust, Series 2007-A4 1A6	5.75	04/25/37	21,843
24,883	Countrywide Alternative Loan Trust, Series 2005-50CB 1A1	5.50	11/25/35	23,568
31,212	Countrywide Home Loan Mortgage Pass-Through Trust, Series 2007-HY5 1A1 (b)	4.51	09/25/47	30,471
46,729	IndyMac Index Mortgage Loan Trust, Series 2006-AR25 3A1 (b)	4.09	09/25/36	40,012
19,575	JPMorgan Mortgage Trust, Series 2007-A2 4A1M (b)	3.71	04/25/37	18,383
29,518	Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3 3A1 (b)	3.85	04/25/47	23,266
Total Asset Backed Obligations (Cost $224,011)				337,220

Shares	Security Description	Value
Investment Companies - 46.8%
2,092,990	Absolute Capital Opportunities Fund (a)(c)	24,948,438
2,854,616	Absolute Convertible Arbitrage Fund (c)	29,630,917
Total Investment Companies (Cost $52,197,959)		54,579,355

Shares	Security Description	Value
Money Market Fund - 12.7%
14,847,080	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.00% (d)
	(Cost $14,847,080)	14,847,080

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 0.6%
Call Options Purchased - 0.3%
1,500	SPDR S&P 500 ETF Trust	$305.00	12/18	$45,750,000	141,000
1,000	SPDR S&P 500 ETF Trust	304.00	01/19	30,400,000	177,000
3,000	VanEck Vectors Gold Miners ETF	24.00	10/18	7,200,000	3,000
5,000	VanEck Vectors Gold Miners ETF	28.00	01/19	14,000,000	12,500
5,000	VanEck Vectors Gold Miners ETF	24.00	01/19	12,000,000	40,000
Total Call Options Purchased (Premiums Paid $871,050)					373,500
Put Options Purchased - 0.3%
1,510	Consumer Discretionary Select Sector SPDR Fund ETF	113.00	11/18	2,600,220	154,020
1,180	Invesco QQQ Trust ETF	165.00	10/18	21,923,220	16,520
1,500	Technology Select Sector SPDR Fund ETF	71.00	11/18	11,299,500	90,000
Total Put Options Purchased (Premiums Paid $985,950)					260,540
Total Purchased Options (Premiums Paid $1,857,000)					634,040
Investments, at value - 96.0% (Cost $105,000,116)					$111,899,065
Total Written Options - 0.0% (Premiums Received $(362,795))					(32,985)
Other Assets & Liabilities, Net - 4.0%					4,745,529
Net Assets - 100.0%					$116,611,609

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

SCHEDULE OF PUT OPTIONS WRITTEN

SEPTEMBER 30, 2018

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - 0.0%
Put Options Written - 0.0%
(1,510)	Consumer Discretionary Select Sector SPDR Fund ETF	$105.00	11/18	$15,855,000	$(29,445)
(1,180)	Invesco QQQ Trust ETF	150.00	10/18	17,700,000	(3,540)
Total Put Options Written (Premiums Received $(362,795))					(32,985)
Total Written Options - 0.0% (Premiums Received $(362,795))					$(32,985)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2018

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Variable rate security, the interest rate of which adjusts periodically based on changes in current interest rates. Rate represented is as of September 30, 2018.
(c)	Affiliated Company.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

At September 30, 2018, the Fund held the following exchange traded futures contracts:

Contracts	Type	Expiration Date	Notional Contract Value	Value	Net Unrealized Appreciation (Depreciation)
30	Gold 100 oz. Future	12/27/18	$3,594,841	$3,588,600	$(6,241)
10	Silver Future	12/27/18	707,270	735,600	28,330
100	U.S. 10-year Note Future	12/19/18	11,996,221	11,878,125	(118,096)
40	U.S. Long Bond Future	12/19/18	5,687,553	5,620,000	(67,553)
(150)	Nasdaq 100 E-mini Future	12/21/18	(22,806,965)	(22,965,750)	(158,785)
(410)	S&P 500 E-mini Future	12/21/18	(59,861,514)	(59,839,500)	(2,109)
			$(60,682,594)	$(60,982,925)	$(324,454)

Affiliated investments are investments that are managed by the adviser, and are noted in the Absolute Strategies Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Investment Companies
Absolute Capital Opportunities Fund	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 9/30/2018	Realized Gain/ (Loss)	Investment Income
Shares/Principal	1,529,930	563,060	–	–	2,092,990
Cost	$16,010,000	$7,000,000	$–	$–	$23,010,000	$–	$–
Value	19,154,722	–	–	(1,206,284)	24,948,438

Absolute Convertible Arbitrage Fund	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Appreciation	Balance 9/30/2018	Realized Gain/ (Loss)	Investment Income
Shares/Principal	2,840,976	13,640	–	–	2,854,616
Cost	$29,047,189	$140,770	$–	$–	$29,187,959	$–	$140,770
Value	29,233,640	–	–	256,507	29,630,917

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Consumer Discretionary	$5,211,225	$–	$–	$5,211,225
Consumer Staples	832,000	–	–	832,000
Energy	19,310,330	–	–	19,310,330
Financial	7,844,406	–	–	7,844,406
Healthcare	2,010,150	–	–	2,010,150
Industrial	650,741	–	–	650,741
Materials	2,037,970	–	–	2,037,970
Telecommunication Services	1,699,960	–	–	1,699,960
Utilities	1,904,588	–	–	1,904,588
Asset Backed Obligations	–	337,220	–	337,220
Investment Companies	54,579,355	–	–	54,579,355

ABSOLUTE FUNDS

ABSOLUTE STRATEGIES FUND

NOTES TO SCHEDULES OF INVESTMENTS AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2018

	Level 1	Level 2	Level 3	Total
Money Market Fund	$–	$14,847,080	$–	$14,847,080
Purchased Options	441,540	192,500	–	634,040
Investments at Value	$96,522,265	$15,376,800	$–	$111,899,065
Other Financial Instruments*
Futures	28,330	–	–	28,330
Total Assets	$96,550,595	$15,376,800	$–	$111,927,395
Liabilities
Other Financial Instruments*
Written Options	–	(32,985)	–	(32,985)
Futures	(352,784)	–	–	(352,784)
Total Other Financial Instruments*	$(352,784)	$(32,985)	$–	$(385,769)
Total Liabilities	$(352,784)	$(32,985)	$–	$(385,769)

* Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as futures, which are valued at the unrealized appreciation/(depreciation) and written options, which are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2018

Portfolio Breakdown (% of Net Assets)
Long Positions
Common Stock	69.3%
Money Market Fund	26.2%
Purchased Options	3.4%
Short Positions
Common Stock	(0.8)%
Investment Company	(60.7)%
Written Options	(0.3)%
Other Assets & Liabilities, Net *	62.9%
100.0%

*	Consists of deposits with the custodian and/or brokers for securities sold short, cash, prepaid expenses, receivables, payables and accrued liabilities. Deposits with the custodian and/or brokers for securities sold short represent 62.8% of net assets. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value
Long Positions - 98.9%
Common Stock - 69.3%
Consumer Discretionary - 11.8%
21,829	American Airlines Group, Inc.	$902,193
2,409	CarMax, Inc. (a)	179,880
26,720	General Motors Co. (b)	899,662
9,607	Harley-Davidson, Inc. (b)(c)	435,197
6,460	Mohawk Industries, Inc. (a)	1,132,761
9,957	Robert Half International, Inc.	700,774
19,878	Starbucks Corp.	1,129,865
3,315	The Walt Disney Co. (b)	387,656
		5,767,988
Consumer Staples - 3.1%
4,193	AMERCO (a)	1,495,434
Energy - 1.0%
12,203	Halliburton Co.	494,588
Financial - 18.4%
5,534	American Express Co.	589,316
4,699	Aon PLC	722,612
38,044	Bank of America Corp.	1,120,776
7,546	Berkshire Hathaway, Inc., Class B (a)	1,615,674
18,136	CBRE Group, Inc., Class A (a)	799,798
8,904	Citigroup, Inc.	638,773
10,800	JPMorgan Chase & Co.	1,218,672
43,706	The Blackstone Group LP	1,664,324
2,611	The Goldman Sachs Group, Inc.	585,491
		8,955,436
Healthcare - 4.5%
9,095	Bayer AG	807,927
12,388	Henry Schein, Inc. (a)	1,053,351
2,680	McKesson Corp.	355,502
		2,216,780
Industrial - 9.4%
7,710	Delta Air Lines, Inc.	445,869
22,578	Jacobs Engineering Group, Inc.	1,727,217
36,561	Quanta Services, Inc. (a)	1,220,406
2,077	The Boeing Co.	772,437
3,651	United Parcel Service, Inc., Class B	426,254
		4,592,183
Information Technology - 6.6%
7,734	Analog Devices, Inc.	715,085
9,420	Apple, Inc.	2,126,471
613	IBM	92,692
2,812	Intel Corp.	132,979
2,812	Micron Technology, Inc. (a)(c)	127,187
		3,194,414
Materials - 2.0%
8,921	PPG Industries, Inc.	973,549
Telecommunication Services - 12.5%
644	Alphabet, Inc., Class A (a)	777,360
429	Alphabet, Inc., Class C (a)	511,999
29,779	CBS Corp., Class B	1,710,804
3,013	Comcast Corp., Class A	106,690
6,982	Expedia, Inc.	911,011
5,509	Facebook, Inc., Class A (a)(b)	906,010
23,298	Naspers, Ltd., ADR, Class N	996,922
1,607	Omnicom Group, Inc.	109,308
3,211	Spark Networks SE, ADR (a)	36,605
		6,066,709
Total Common Stock (Cost $31,360,562)		33,757,081

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value
Money Market Fund - 26.2%
12,785,545	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.00% (d)
	(Cost $12,785,545)	$12,785,545

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Purchased Options - 3.4%
Call Options Purchased - 2.4%
55	Caterpillar, Inc.	$200.00	01/19	$1,100,000	990
597	General Motors Co.	65.00	01/19	3,880,500	895
524	General Motors Co.	55.00	01/19	2,882,000	786
272	Harley-Davidson, Inc.	65.00	01/19	1,768,000	272
65	QUALCOMM, Inc.	65.00	10/18	422,500	52,163
12,085	SPDR S&P 500 ETF Trust	310.00	01/19	374,635,000	882,205
94	United Continental Holdings, Inc.	65.00	01/19	611,000	233,120
Total Call Options Purchased (Premiums Paid $835,133)					1,170,431
Put Options Purchased - 1.0%
29	Comcast Corp.	40.00	01/20	102,689	18,850
7	IBM	165.00	01/20	105,847	15,855
28	Intel Corp.	42.00	01/20	132,412	8,260
28	Micron Technology, Inc.	42.00	01/20	126,644	16,730
16	Omnicom Group, Inc.	72.50	01/20	108,832	15,280
80	QUALCOMM, Inc.	55.00	10/18	576,240	80
1,450	SPDR S&P 500 ETF Trust	287.00	11/18	42,154,400	410,350
Total Put Options Purchased (Premiums Paid $807,196)					485,405
Total Purchased Options (Premiums Paid $1,642,329)					1,655,836
Total Long Positions - 98.9% (Cost $45,788,436)					48,198,462
Total Short Positions - (61.5)% (Proceeds $(28,255,687))					(29,979,014)
Total Written Options - (0.3)% (Premiums Received $(198,071))					(123,897)
Other Assets & Liabilities, Net - 62.9%					30,618,235
Net Assets - 100.0%					$48,713,786

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2018

Shares	Security Description	Value
Short Positions - (61.5)%
Common Stock - (0.8)%
Industrial - (0.8)%
(2,707)	Caterpillar, Inc.(Proceeds $(388,223))	$(412,790)
Investment Company - (60.7)%
(101,700)	SPDR S&P 500 ETF Trust (Proceeds $(27,867,464))	(29,566,224)
Total Short Positions - (61.5)% (Proceeds $(28,255,687))		$(29,979,014)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

SCHEDULE OF CALL AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2018

Contracts	Security Description	Strike Price	Exp. Date	Notional Contract Value	Value
Written Options - (0.3)%
Call Options Written - 0.0%
(245)	Harley-Davidson, Inc.	$75.00	01/19	$1,109,850	$(245)
(28)	Micron Technology, Inc.	70.00	01/20	126,644	(8,106)
Total Call Options Written (Premiums Received $(27,982))					(8,351)
Put Options Written - (0.3)%
(23)	AT&T, Inc.	90.00	01/19	207,000	(242)
(21)	Facebook, Inc., Class A	165.00	01/19	346,500	(21,651)
(44)	General Motors Co.	45.00	01/20	198,000	(54,120)
(16)	Harley-Davidson, Inc.	55.00	01/20	88,000	(18,760)
(48)	NIKE, Inc., Class B	45.00	01/19	216,000	(120)
(80)	QUALCOMM, Inc.	55.00	01/20	440,000	(19,440)
(16)	The Walt Disney Co.	90.00	01/19	144,000	(320)
(94)	United Continental Holdings, Inc.	45.00	01/19	423,000	(893)
Total Put Options Written (Premiums Received $(170,089))					(115,546)
Total Written Options - (0.3)% (Premiums Received $(198,071))					$(123,897)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CAPITAL OPPORTUNITIES FUND

NOTES TO SCHEDULES OF INVESTMENTS, SECURITIES SOLD SHORT AND CALL AND PUT OPTIONS WRITTEN

SEPTEMBER 30, 2018

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
LP	Limited Partnership
PLC	Public Limited Company
(a)	Non-income producing security.
(b)	Subject to put option written by the Fund.
(c)	Subject to call option written by the Fund.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Common Stock
Consumer Discretionary	$5,767,988	$–	$–	$5,767,988
Consumer Staples	1,495,434	–	–	1,495,434
Energy	494,588	–	–	494,588
Financial	8,955,436	–	–	8,955,436
Healthcare	2,216,780	–	–	2,216,780
Industrial	4,592,183	–	–	4,592,183
Information Technology	3,194,414	–	–	3,194,414
Materials	973,549	–	–	973,549
Telecommunication Services	6,066,709	–	–	6,066,709
Money Market Fund	–	12,785,545	–	12,785,545
Purchased Options	1,534,015	121,821	–	1,655,836
Investments at Value	$35,291,096	$12,907,366	$–	$48,198,462
Total Assets	$35,291,096	$12,907,366	$–	$48,198,462
Liabilities
Securities Sold Short
Common Stock	$(412,790)	$–	$–	$(412,790)
Investment Company	(29,566,224)	–	–	(29,566,224)
Securities Sold Short	$(29,979,014)	$–	$–	$(29,979,014)
Other Financial Instruments*
Written Options	(41,091)	(82,806)	–	(123,897)
Total Liabilities	$(30,020,105)	$(82,806)	$–	$(30,102,911)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments and Schedule of Securities Sold Short, such as written options, which are reported at their market value at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

PORTFOLIO HOLDINGS SUMMARY

SEPTEMBER 30, 2018

Portfolio Breakdown (% of Net Assets)
Long Positions
Preferred Stock	1.4%
Corporate Convertible Bonds	88.8%
Money Market Fund	10.4%
Short Positions
Common Stock	(45.6)%
Other Assets & Liabilities, Net *	45.0%
100.0%

*	Consists of prepaid expenses, receivables, payables and accrued liabilities. See Note 2 of the accompanying Notes to Financial Statements.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Rate	Value
Long Positions - 100.6%
Preferred Stock - 1.4%
Utilities - 1.4%
20,000	CenterPoint Energy, Inc.
	(Cost $1,000,000)	7.00%	$1,009,800

Principal	Security Description	Rate	Maturity	Value
Corporate Convertible Bonds - 88.8%
Consumer Discretionary - 2.2%
$500,000	EZCORP, Inc. (a)(b)	2.38%	05/01/25	461,205
1,000,000	Live Nation Entertainment, Inc. (b)	2.50	03/15/23	1,082,989
				1,544,194
Consumer Staples - 1.6%
125,000	Flexion Therapeutics, Inc. (a)	3.38	05/01/24	126,842
1,000,000	FTI Consulting, Inc. (b)	2.00	08/15/23	974,646
				1,101,488
Energy - 6.3%
1,500,000	Helix Energy Solutions Group, Inc. (a)	4.13	09/15/23	1,950,071
1,000,000	Newpark Resources, Inc. (a)(b)	4.00	12/01/21	1,331,360
500,000	Renewable Energy Group, Inc.	2.75	06/15/19	1,088,491
				4,369,922
Financial - 4.4%
500,000	Encore Capital Europe Finance, Ltd. (a)	4.50	09/01/23	512,789
300,000	Encore Capital Group, Inc. (a)	3.00	07/01/20	302,099
900,000	Encore Capital Group, Inc.	2.88	03/15/21	842,240
1,000,000	Hope Bancorp, Inc. (b)	2.00	05/15/38	934,300
500,000	New Mountain Finance Corp.	5.75	08/15/23	503,865
				3,095,293
Healthcare - 15.8%
500,000	Accelerate Diagnostics, Inc. (a)(b)	2.50	03/15/23	474,375
1,500,000	Accuray, Inc. (b)	3.75	07/15/22	1,609,617
1,000,000	Alder Biopharmaceuticals, Inc.	2.50	02/01/25	1,072,415
500,000	Avadel Finance Cayman, Ltd. (a)(b)	4.50	02/01/23	419,500
500,000	DexCom, Inc. (a)	0.75	05/15/22	769,375
500,000	Exact Sciences Corp. (a)	1.00	01/15/25	619,062
500,000	Insmed, Inc.	1.75	01/15/25	422,772
1,000,000	Insulet Corp. (b)	1.38	11/15/24	1,266,756
1,000,000	Novavax, Inc. (a)	3.75	02/01/23	617,500
750,000	Pacira Pharmaceuticals, Inc.	2.38	04/01/22	794,997
1,000,000	Repligen Corp. (a)	2.13	06/01/21	1,781,291
600,000	Retrophin, Inc.	2.50	09/15/25	617,637
500,000	Theravance Biopharma, Inc. (a)	3.25	11/01/23	590,126
				11,055,423
Industrial - 6.4%
461,000	Fluidigm Corp. (a)	2.75	02/01/34	400,410
305,000	Fluidigm Corp. (a)	2.75	02/01/34	318,400
924,000	Kaman Corp.	3.25	05/01/24	1,087,341
967,000	Team, Inc.	5.00	08/01/23	1,220,838
350,000	TimkenSteel Corp. (a)	6.00	06/01/21	499,214
1,000,000	Vishay Intertechnology, Inc. (a)(b)	2.25	06/15/25	932,198
				4,458,401
Information Technology - 30.4%
1,000,000	Apptio, Inc. (a)(b)	0.88	04/01/23	1,127,119
1,000,000	Atlassian, Inc. (b)	0.63	05/01/23	1,311,061
250,000	Avaya Holdings Corp. (a)(b)	2.25	06/15/23	254,960
500,000	Avid Technology, Inc. (a)	2.00	06/15/20	452,486
1,000,000	Carbonite, Inc. (a)	2.50	04/01/22	1,505,000
1,090,000	Coupa Software, Inc. (a)(b)	0.38	01/15/23	1,991,525
1,000,000	Envestnet, Inc. (b)	1.75	06/01/23	1,077,703
1,000,000	Five9, Inc. (a)(b)	0.13	05/01/23	1,209,297
500,000	MINDBODY, Inc. (a)(b)	0.38	06/01/23	517,500
1,000,000	Momo, Inc. (a)(b)	1.25	07/01/25	974,187
1,500,000	MongoDB, Inc. (b)	0.75	06/15/24	1,993,464
1,000,000	New Relic, Inc. (a)(b)	0.50	05/01/23	1,068,315
1,000,000	Pure Storage, Inc. (b)	0.13	04/15/23	1,160,852
1,500,000	ServiceNow, Inc. (c)	0.00	06/01/22	2,243,763

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Principal	Security Description	Rate	Maturity	Value
Information Technology - 30.4%
$1,000,000	Silicon Laboratories, Inc.	1.38%	03/01/22	$1,145,159
1,500,000	Veeco Instruments, Inc.	2.70	01/15/23	1,277,737
1,500,000	Vocera Communications, Inc. (a)(b)	1.50	05/15/23	1,894,145
				21,204,273
Materials - 1.2%
500,000	Aceto Corp. (a)	2.00	11/01/20	381,040
500,000	SSR Mining, Inc. (a)	2.88	02/01/33	492,188
				873,228
Telecommunication Services - 20.5%
1,319,000	CalAmp Corp. (a)	1.63	05/15/20	1,386,743
1,434,000	Chegg, Inc. (a)(b)	0.25	05/15/23	1,730,838
500,000	FireEye, Inc. (a)	1.63	06/01/35	459,883
750,000	FireEye, Inc. (a)(b)	0.88	06/01/24	748,041
1,000,000	Gannett Co., Inc. (b)	4.75	04/15/24	1,047,947
500,000	Global Eagle Entertainment, Inc. (a)	2.75	02/15/35	382,470
1,250,000	Harmonic, Inc. (a)	4.00	12/01/20	1,431,000
1,500,000	Infinera Corp.	2.13	09/01/24	1,521,613
2,000,000	MercadoLibre, Inc. (b)	2.00	08/15/28	1,976,964
750,000	Perficient, Inc. (b)	2.38	09/15/23	711,750
1,000,000	Quotient Technology, Inc. (b)	1.75	12/01/22	1,114,387
750,000	RingCentral, Inc. (b)(c)	0.00	03/15/23	944,189
1,000,000	Twitter, Inc. (b)	0.25	06/15/24	878,229
				14,334,054
Total Corporate Convertible Bonds (Cost $56,329,676)				62,036,276

Shares	Security Description	Value
Money Market Fund - 10.4%
7,238,886	BlackRock Liquidity Funds T-Fund Portfolio, Institutional Shares, 2.00% (a)(d)
	(Cost $7,238,886)	7,238,886
Total Long Positions - 100.6% (Cost $64,568,562)		70,284,962
Total Short Positions - (45.6)% (Proceeds $(27,755,516))		(31,825,274)
Other Assets & Liabilities, Net - 45.0%		31,378,470
Net Assets - 100.0%		$69,838,158

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2018

Shares	Security Description	Value
Short Positions - (45.6)%
Common Stock - (45.6)%
Consumer Discretionary - (0.9)%
(18,900)	EZCORP, Inc., Class A	$(202,230)
(8,000)	Live Nation Entertainment, Inc.	(435,760)
		(637,990)
Consumer Staples - (0.5)%
(2,589)	Flexion Therapeutics, Inc.	(48,440)
(3,900)	FTI Consulting, Inc.	(285,441)
		(333,881)
Energy - (4.2)%
(104,107)	Helix Energy Solutions Group, Inc.	(1,028,577)
(80,400)	Newpark Resources, Inc.	(832,140)
(36,743)	Renewable Energy Group, Inc.	(1,058,199)
		(2,918,916)
Financial - (1.2)%
(13,868)	Encore Capital Group, Inc.	(497,168)
(18,500)	Hope Bancorp, Inc.	(299,145)
(3,500)	New Mountain Finance Corp.	(47,250)
		(843,563)
Healthcare - (8.5)%
(6,100)	Accelerate Diagnostics, Inc.	(139,995)
(154,900)	Accuray, Inc.	(697,050)
(34,900)	Alder Biopharmaceuticals, Inc.	(581,085)
(21,000)	Avadel Pharmaceuticals PLC, ADR	(92,190)
(4,150)	DexCom, Inc.	(593,616)
(4,900)	Exact Sciences Corp.	(386,708)
(8,600)	Insmed, Inc.	(173,892)
(8,000)	Insulet Corp.	(847,600)
(71,795)	Novavax, Inc.	(134,975)
(4,447)	Pacira Pharmaceuticals, Inc.	(218,570)
(26,824)	Repligen Corp.	(1,487,659)
(9,900)	Retrophin, Inc.	(284,427)
(9,650)	Theravance Biopharma, Inc.	(315,265)
		(5,953,032)
Industrial - (3.1)%
(23,976)	Fluidigm Corp.	(179,580)
(9,200)	Kaman Corp.	(614,376)
(30,700)	Team, Inc.	(690,750)
(21,400)	TimkenSteel Corp.	(318,218)
(17,482)	Vishay Intertechnology, Inc.	(355,759)
		(2,158,683)
Information Technology - (18.4)%
(17,595)	Apptio, Inc., Class A	(650,311)
(9,400)	Atlassian Corp. PLC, Class A	(903,716)
(5,500)	Avaya Holdings Corp.	(121,770)
(3,720)	Avid Technology, Inc.	(22,060)
(32,723)	Carbonite, Inc.	(1,166,575)
(20,813)	Coupa Software, Inc.	(1,646,308)
(8,100)	Envestnet, Inc.	(493,695)
(18,204)	Five9, Inc.	(795,333)
(6,500)	MINDBODY, Inc., Class A	(264,225)
(9,645)	Momo, Inc., ADR	(422,451)
(15,695)	MongoDB, Inc.	(1,279,927)
(6,020)	New Relic, Inc.	(567,265)
(27,500)	Pure Storage, Inc., Class A	(713,625)
(9,450)	ServiceNow, Inc.	(1,848,703)
(7,384)	Silicon Laboratories, Inc.	(677,851)
(10,650)	Veeco Instruments, Inc.	(109,162)
(31,575)	Vocera Communications, Inc.	(1,155,014)
		(12,837,991)
Materials - 0.0%
(300)	Aceto Corp.	(678)
(1,500)	SSR Mining, Inc.	(13,065)
		(13,743)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

SCHEDULE OF SECURITIES SOLD SHORT

SEPTEMBER 30, 2018

Shares	Security Description	Value
Telecommunication Services - (8.8)%
(17,000)	CalAmp Corp.	$(407,320)
(39,216)	Chegg, Inc.	(1,114,911)
(19,800)	FireEye, Inc.	(336,600)
(41,800)	Gannett Co., Inc.	(418,418)
(2,000)	Global Eagle Entertainment, Inc.	(5,640)
(110,100)	Harmonic, Inc.	(605,550)
(62,500)	Infinera Corp.	(456,250)
(3,100)	MercadoLibre, Inc.	(1,055,457)
(11,000)	Perficient, Inc.	(293,150)
(36,600)	Quotient Technology, Inc.	(567,300)
(6,900)	RingCentral, Inc., Class A	(642,045)
(7,900)	Twitter, Inc.	(224,834)
		(6,127,475)
Total Common Stock (Proceeds $(27,755,516))		(31,825,274)
Total Short Positions - (45.6)% (Proceeds $(27,755,516))		$(31,825,274)

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE CONVERTIBLE ARBITRAGE FUND

NOTES TO SCHEDULES OF INVESTMENTS AND SECURITIES SOLD SHORT

SEPTEMBER 30, 2018

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	All or a portion of this security is held as collateral for securities sold short.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $33,219,419 or 47.6% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

The following is a summary of the inputs used to value the Fund's investments and liabilities as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Preferred Stock Utilities	$1,009,800	$–	$–	$1,009,800
Corporate Convertible Bonds	–	62,036,276	–	62,036,276
Money Market Fund	–	7,238,886	–	7,238,886
Investments at Value	$1,009,800	$69,275,162	$–	$70,284,962
Total Assets	$1,009,800	$69,275,162	$–	$70,284,962
Liabilities
Securities Sold Short
Common Stock	$(31,825,274)	$–	$–	$(31,825,274)
Securities Sold Short	$(31,825,274)	$–	$–	$(31,825,274)
Total Liabilities	$(31,825,274)	$–	$–	$(31,825,274)

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
ASSETS
Investments, at value (Cost $52,802,157, $45,788,436 and $64,568,562, respectively)	$57,319,710	$48,198,462	$70,284,962
Investments in affiliates, at value (Cost $52,197,959, $0 and $0, respectively)	54,579,355	–	–
	$111,899,065	$48,198,462	$70,284,962
Cash	38,931	42,625	31,707,652
Deposits with broker	5,043,955	30,580,710	–
Receivables:
Fund shares sold	54,009	–	146,555
Investment securities sold	–	–	542,591
Dividends and interest	156,397	178,036	292,293
Prepaid expenses	19,207	11,981	21,883
Total Assets	117,211,564	79,011,814	102,995,936

LIABILITIES
Call options written, at value (Premiums received $0, $27,982 and $0, respectively)	–	8,351	–
Put options written, at value (Premiums received $362,795, $170,089 and $0, respectively)	32,985	115,546	–
Securities sold short, at value (Proceeds $0, $28,255,687 and $27,755,516, respectively)	–	29,979,014	31,825,274
Payables:
Investment securities purchased	–	–	1,237,989
Fund shares redeemed	215,389	–	–
Due to broker	–	36	–
Dividends on securities sold short	–	134,510	1,763
Accrued Liabilities:
Investment adviser fees	85,376	30,214	31,695
Trustees’ fees and expenses	174	248	221
Fund services fees	53,312	10,023	6,622
Other expenses	212,719	20,086	54,214
Total Liabilities	599,955	30,298,028	33,157,778
NET ASSETS	$116,611,609	$48,713,786	$69,838,158

COMPONENTS OF NET ASSETS
Paid-in capital	$148,660,337	$47,681,589	$68,523,272
Undistributed net investment income (Accumulated net investment loss)	(950,201)	(264,228)	88,009
Accumulated net realized gain (loss)	(38,003,008)	535,541	(419,765)
Net unrealized appreciation	6,904,481	760,884	1,646,642
NET ASSETS	$116,611,609	$48,713,786	$69,838,158

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	14,578,377	4,085,434	6,727,564
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $116,611,609, $48,713,786 and $69,838,158, respectively)	$8.00	$11.92	$10.38

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

	ABSOLUTE STRATEGIES FUND	ABSOLUTE CAPITAL OPPORTUNITIES FUND	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INVESTMENT INCOME
Dividend income	$883,458	$317,522	$238,699
Dividend income from affiliated investment	140,770	–	–
Interest income	39,952	49,523	550,377
Total Investment Income	1,064,180	367,045	789,076

EXPENSES
Investment adviser fees	1,198,833	300,108	451,172
Fund services fees	193,801	50,536	67,338
Transfer agent fees:
Institutional Shares	47,502	–	–
R Shares	17,009	–	–
Distribution fees:
R Shares	1,900	–	–
Custodian fees	130,494	23,032	37,868
Registration fees:
Institutional Shares	20,262	10,906	3,425
R Shares	5,893	–	–
Professional fees	78,251	25,006	19,573
Trustees' fees and expenses	3,621	1,985	2,340
Offering costs	–	–	21,025
Dividend and interest expense on securities sold short	58,735	248,599	28,520
Interest expense	21,646	7,540	156,915
Other expenses	120,719	17,775	21,365
Total Expenses	1,898,666	685,487	809,541
Fees waived	(469,765)	(54,214)	(108,482)
Net Expenses	1,428,901	631,273	701,059
NET INVESTMENT INCOME (LOSS)	(364,721)	(264,228)	88,017

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	12,132,520	(1,946,117)	4,015,713
Foreign currency transactions	8,206	(1,869)	–
Securities sold short	774,491	31,760	(3,742,468)
Written options	83,244	89,776	–
Futures	(4,468,286)	–	–
Net realized gain (loss)	8,530,175	(1,826,450)	273,245
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(10,152,489)	1,943,451	4,141,457
Investments in affiliated issuers	(949,777)	–	–
Foreign currency translations	(2,209)	(15)	–
Securities sold short	(2,108,465)	(2,090,088)	(3,648,094)
Written options	329,810	76,767	–
Futures	(2,117,633)	–	–
Net change in unrealized appreciation (depreciation)	(15,000,763)	(69,885)	493,363
NET REALIZED AND UNREALIZED GAIN (LOSS)	(6,470,588)	(1,896,335)	766,608
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(6,835,309)	$(2,160,563)	$854,625

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE STRATEGIES FUND		ABSOLUTE CAPITAL OPPORTUNITIES FUND
	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment loss	$(364,721)	$(3,124,283)	$(264,228)	$(206,793)
Net realized gain (loss)	8,530,175	40,719,646	(1,826,450)	3,024,654
Net change in unrealized appreciation (depreciation)	(15,000,763)	(59,546,040)	(69,885)	(946,944)
Increase (Decrease) in Net Assets Resulting from Operations	(6,835,309)	(21,950,677)	(2,160,563)	1,870,917

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	8,254,304	40,442,084	20,622,248	16,426,763
R Shares	8,914	4,996,291	–	–
Redemption of shares:
Institutional Shares	(51,304,028)	(354,894,965)	(2,085,833)	(147,450)
R Shares	(4,836,461)	(18,458,224)	–	–
Increase (Decrease) in Net Assets from Capital Share Transactions	(47,877,271)	(327,914,814)	18,536,415	16,279,313
Increase (Decrease) in Net Assets	(54,712,580)	(349,865,491)	16,375,852	18,150,230

NET ASSETS
Beginning of Period	171,324,189	521,189,680	32,337,934	14,187,704
End of Period (Including line (a))	$116,611,609	$171,324,189	$48,713,786	$32,337,934

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	1,008,808	4,731,888	1,671,691	1,302,256
R Shares	1,126	599,477	–	–
Redemption of shares:
Institutional Shares	(6,299,666)	(42,135,763)	(169,582)	(12,164)
R Shares	(616,835)	(2,260,126)	–	–
Increase (Decrease) in Shares	(5,906,567)	(39,064,524)	1,502,109	1,290,092

(a) Accumulated net investment loss	$(950,201)	$(585,480)	$(264,228)	$–

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	ABSOLUTE CONVERTIBLE ARBITRAGE FUND
	For the Six Months Ended September 30, 2018	August 14, 2017* Through March 31, 2018
OPERATIONS
Net investment income (loss)	$88,017	$(415,801)
Net realized gain	273,245	127,442
Net change in unrealized appreciation (depreciation)	493,363	1,153,279
Increase in Net Assets
Resulting from Operations	854,625	864,920

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(310,074)	–
Net realized gain	–	(94,585)
Total Distributions to Shareholders	(310,074)	(94,585)

CAPITAL SHARE TRANSACTIONS
Sale of shares	15,078,470	55,873,359
Reinvestment of distributions	285,856	94,585
Redemption of shares	(2,135,415)	(673,583)
Increase in Net Assets from Capital Share Transactions	13,228,911	55,294,361
Increase in Net Assets	13,773,462	56,064,696

NET ASSETS
Beginning of Period	56,064,696	–
End of Period (Including line (a))	$69,838,158	$56,064,696

SHARE TRANSACTIONS
Sale of shares	1,457,006	5,506,489
Reinvestment of distributions	27,699	9,273
Redemption of shares	(206,113)	(66,790)
Increase in Shares	1,278,592	5,448,972

(a) Undistributed net investment income	$88,009	$310,066

*	Commencement of operations.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

					Distributions to
		Investment Operations			Shareholders from:
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Net Investment Income	Net Realized Gains	Total Distribution to Shareholders	Net Asset Value, End of Period	Total Return
ABSOLUTE STRATEGIES FUND
INSTITUTIONAL SHARES
9/30/2018	$8.37	$(0.02)	$(0.35)	$(0.37)	$—	$—	$—	$8.00	(4.42	)%(b)
3/31/2018	8.76	(0.07)	(0.32)	(0.39)	—	—	—	8.37	(4.45)
3/31/2017	10.40	(0.10)	(0.23)	(0.33)	—	(1.31)	(1.31)	8.76	(3.40)
3/31/2016	11.04	(0.11)	0.31	0.20	—	(0.84)	(0.84)	10.40	2.05
3/31/2015	11.01	(0.08)	0.11	0.03	—	—	—	11.04	0.27
3/31/2014	11.24	(0.10)	(0.13)	(0.23)	—	—	—	11.01	(2.05)
ABSOLUTE CAPITAL OPPORTUNITIES FUND
INSTITUTIONAL SHARES
9/30/2018	$12.52	(0.08)	(0.52)	(0.60)	—	—	—	11.92	(4.79	)(b)
3/31/2018	10.97	(0.15)	1.70	1.55	—	—	—	12.52	14.13
3/31/2017	10.21	(0.16)	0.92	0.76	—	—	—	10.97	7.44
3/31/2016(e)	10.00	(0.03)	0.24	0.21	—	—	—	10.21	2.10	(b)
ABSOLUTE CONVERTIBLE ARBITRAGE FUND
INSTITUTIONAL SHARES
9/30/2018	$10.29	0.01	0.13	0.14	(0.05)	—	(0.05)	10.38	1.36	(b)
3/31/2018(f)	10.00	(0.13)	0.44	0.31	—	(0.02)	(0.02)	10.29	3.14

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(e)	Commencement of operations was December 30, 2015.
(f)	Commencement of operations was August 14, 2017.

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

FINANCIAL HIGHLIGHTS

Ratios/Supplemental Data (Ratios to Average Net Assets)
Net Assets, End of Period (000's)	Net Investment Income (Loss)		Net Expenses		Dividend and Interest Expenses		Net Expenses without Dividend and Interest Expenses		Gross Expenses		Portfolio Turnover

$116,612	(0.49	)%(c)	1.91	%(c)	0.11	%(c)	1.80	%(c)	2.53	%(c)(d)	23	%(b)
166,373	(0.87)		2.78		0.82		1.96		2.94	(d)	86
501,866	(0.99)		2.86		0.95		1.91		2.89	(d)	72
916,747	(1.02)		2.65		0.81		1.84		2.66	(d)	70
1,592,872	(0.70)		2.58		0.79		1.79		2.58		78
2,697,675	(0.85)		2.45		0.72		1.73		2.47	(d)	75

48,714	(1.23	)%(c)	2.94	%(c)	1.19	%(c)	1.75	%(c)	3.20	%(c)(d)	5	%(b)
32,338	(1.30)		2.66		0.86		1.79		3.52	(d)	66
14,188	(1.53)		2.62		0.70		1.92		3.70	(d)	29
12,221	(1.13	)(c)	2.20	(c)	0.25	(c)	1.95	(c)	4.37	(c)(d)	6	(b)

69,838	0.27	%(c)	2.18	%(c)	0.58	%(c)	1.60	%(c)	2.51	%(c)(d)	69	%(b)
56,065	(2.08)		2.23		0.60		1.63		3.13	(d)	76

See Notes to Financial Statements.	ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Absolute Strategies Fund currently offers Institutional Shares. Institutional Shares commenced operations on July 11, 2005. Absolute Strategies Fund seeks to achieve long-term capital appreciation with an emphasis on absolute (positive) returns and low sensitivity to traditional financial market indices, such as the S&P 500 Index. Absolute Capital Opportunities Fund currently offers Institutional Shares. Absolute Capital Opportunities Fund commenced operations on December 30, 2015. Absolute Capital Opportunities Fund seeks to achieve long-term capital appreciation with a lower sensitivity to traditional financial market indices, such as the S&P 500 Index.

The Absolute Convertible Arbitrage Fund commenced operations on August 14, 2017, after it acquired the net assets of the Mohican VCA Fund, LP, a privately offered hedge fund (the “Predecessor Fund”), in exchange for Fund shares. The Predecessor Fund commenced operations in 2002. The Absolute Convertible Arbitrage Fund seeks to achieve positive absolute returns over the long-term with low volatility when compared to traditional market indices. The Predecessor Fund had an investment objective and strategies that were, in all material respects, identical to those of the Absolute Convertible Arbitrage Fund. On August 14, 2017, the Predecessor Fund reorganized into the Absolute Convertible Arbitrage Fund. The reorganization of net assets from this transaction was as follows:

Date of Contribution	Net Assets	Shares	Market Value of Investments
August 14, 2017	$16,686,633	1,668,929	$10,790,692

In addition to the securities transferred in, as noted above, $5,895,941 of cash and other receivables were also transferred in as part of the reorganization.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

ABSOLUTE FUNDS

ABSOLUTE FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for each Fund’s investments is included in each Fund’s Notes to Schedules of Investments, Securities Sold Short and Call and Put Options Written.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income and expense recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes. Each Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and

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SEPTEMBER 30, 2018

income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Notional amounts of each individual futures contract outstanding as of September 30, 2018, for Absolute Strategies Fund, are disclosed in the Notes to Schedule of Investments and Securities Sold Short.

Securities Sold Short – Each Fund may sell a security short to increase investment returns. Each Fund may also sell a security short in anticipation of a decline in the market value of a security. A short sale is a transaction in which the Fund sells a security that it does not own. To complete the transaction, the Fund must borrow the security in order to deliver it to the buyer. The Fund must replace the borrowed security by purchasing it at market price at the time of replacement; the price may be higher or lower than the price at which the Fund sold the security. The Fund incurs a loss from a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a profit if the price of the security declines between those dates.

Until the Fund replaces the borrowed security, the Fund will maintain on its books and records cash and long securities to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Brokers as shown on the Statements of Assets and Liabilities and the securities held long as shown on the Schedules of Investments. Dividends and interest paid on securities sold short are recorded as an expense on the Statements of Operations.

Purchased Options – When a fund purchases an option, an amount equal to the premium paid by the fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Purchased options are non-income producing securities.

The values of each individual purchased option outstanding as of September 30, 2018, for each Fund, if any, are disclosed in each Fund’s Schedule of Investments.

Written Options – When a fund writes an option, an amount equal to the premium received by the fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by the fund on the expiration date as realized gain from written options. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the fund. The fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. Written options are non-income producing securities.

The values of each individual written option outstanding as of September 30, 2018, for each Fund, if any, are disclosed in each Fund’s Schedule of Call and Put Options Written.

Credit Default Swaps – Each Fund may invest in credit default swaps. A credit default swap gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer (including sovereign debt obligations) if a credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed payment from the other party (frequently, the par value of the debt security). Credit default swaps may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation.

If a fund is a seller of a credit default swap contract, the fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligations. In return, the fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the fund would keep the stream of payments and would have no payment obligations. As the seller, the fund would be subject to investment exposure on the notional amount of the swap.

If a fund is the buyer of a credit default swap contract, the fund would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event (such as a credit downgrade) by the reference issuer, such as a U.S. or foreign corporation, with respect to its debt obligations. In return, the fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the counterparty would keep the stream of payments and would have no further obligations to the fund.

As of September 30, 2018, there were no credit default swap agreements outstanding.

Interest Rate Swaps – Each Fund may enter into interest rate swaps for investment purposes to manage exposure to fluctuations in interest rates or to add leverage.

Interest rate swaps represent an agreement between two counterparties to exchange cash flows based on the difference in two interest rates, applied to the notional principal amount for a specified period. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The Fund settles accrued net receivables or payables under the swap contracts on a periodic basis.

The primary risk associated with interest rate swaps is that unfavorable changes in interest rates could adversely impact the Funds.

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

The Funds did not enter into any interest rate swaps during the period ended September 30, 2018.

Restricted Securities – Each Fund may invest in securities that are subject to legal or contractual restrictions on resale (“restricted securities”). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by each Fund is included in their Schedule of Investments, if applicable.

When-Issued Transactions – Each Fund may purchase securities on a forward commitment or ‘when-issued’ basis. A fund records a when-issued transaction on the trade date and will segregate with the custodian qualifying assets that have a value sufficient to make payment for the securities purchased. Securities purchased on a when-issued basis are marked-to-market daily and the fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid semi-annually. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of their taxable income to shareholders. In addition, by distributing in each calendar year substantially all of their net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Absolute Strategies Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Offering Costs – Offering costs for the Absolute Convertible Arbitrage Fund of $71,834 consisted of fees related to the mailing and printing of the initial prospectus, certain startup legal costs, and initial registration filings. Such costs are amortized over a twelve-month period beginning with the commencement of operations of the Absolute Convertible Arbitrage Fund. During the period ended September 30, 2018, the Fund expensed $21,025.

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, each Fund may concentrate cash with each Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2018, Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund had a total of $4,832,886, $30,373,335 and $31,457,652, respectively, at MUFG Union Bank, N.A. and the Funds’ brokers that exceeded the FDIC insurance limit imposed at each institution.

Note 4. Fees and Expenses

Investment Adviser – Absolute Investment Advisers LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from Absolute Strategies Fund, Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund at an annual rate of 1.60%, 1.40% and 1.40%, respectively, of each Fund’s average daily net assets.

Each sub-advisory fee, calculated as a percentage of each Fund’s average daily net assets managed by each subadviser, is paid by the Adviser.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds do not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Funds for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 5. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Strategies Fund’s Institutional Shares to 1.99%, through August 1, 2019. During the period, Absolute Strategies Fund invested in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. As of September 30, 2018, Absolute Strategies Fund owned approximately 51.2% and 42.4% of Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively. The Adviser has agreed to waive fees in an amount equal to the fee it receives plus all operating expenses, if any, from Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund based on Absolute Strategies Fund’s investment in Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund. For the period ended September 30, 2018, the Adviser waived fees and reimbursed expenses of $469,765 for Absolute Strategies Fund.

The Adviser has contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales,

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Capital Opportunities Fund to 1.75% through August 1, 2019. The Adviser waived fees of $54,214 for Absolute Capital Opportunities Fund for the period ended September 30, 2018.

The Adviser has also contractually agreed to waive its fee and/or reimburse expenses to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Absolute Convertible Arbitrage Fund to 1.60% through August 1, 2019. Other Fund service providers have voluntarily agreed to waive a portion of their fees. The Adviser waived fees of $75,775 and Other Fund service providers waived fees of $32,707, for Absolute Convertible Arbitrage Fund, for the period ended September 30, 2018.

The Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund may repay the Adviser for fees waived and expenses reimbursed pursuant to the expense cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the total annual fund operating expenses after fee waiver and/ or expense reimbursement of the Funds to exceed the lesser of (i) the then current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. As of September 30, 2018, $330,692 and $163,671 for Absolute Capital Opportunities Fund and Absolute Convertible Arbitrage Fund, respectively, is subject to recapture by the Adviser.

Note 6. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2018, were as follows:

	Non-U.S. Government Obligations
	Purchases	Sales
Absolute Strategies Fund	$24,122,584	$46,548,306
Absolute Capital Opportunities Fund	13,782,877	1,232,513
Absolute Convertible Arbitrage Fund	48,904,429	38,269,031

Note 7. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2018, for any derivative type during the year is as follows:

	Absolute Strategies Fund	Absolute CapitalOpportunities Fund
Futures Contracts	$1,224,802,428	$–
Purchased Options	6,829,793	4,950,270
Written Options	(533,789)	(239,392)

Each Fund’s use of derivatives for the period ended September 30, 2018, was limited to options and futures contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities as of September 30, 2018:

Absolute Strategies Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$634,040
Liability derivatives:
Put options written	$(32,985)

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Absolute Capital Opportunities Fund

Location:	Equity Risk
Asset derivatives:
Investments, at value	$1,655,836
Liability derivatives:
Call options written	$(8,351)
Put options written	(115,546)
Total liability derivatives	$(123,897)

Realized and unrealized gains and losses on derivatives contracts for the period ended September 30, 2018, are recorded by each Fund in the following locations on the Statements of Operations:

Absolute Strategies Fund

Location:	Commodity Contracts	Equity Contracts	Interest Contracts	Total
Net realized gain (loss) on:
Investments	$–	$(362,583)	$–	$(362,583)
Written options	–	83,244	–	83,244
Total net realized gain (loss)	$–	$(279,339)	$–	$(279,339)
Net change in unrealized appreciation (depreciation) on:
Investments	$–	$(1,239,418)	$–	$(1,239,418)
Written options	–	329,810	–	329,810
Futures	64,281	(1,996,265)	(185,649)	(2,117,633)
Total net change in unrealized appreciation (depreciation)	$64,281	$(2,905,873)	$(185,649)	$(3,027,241)

Absolute Capital Opportunities Fund

Equity
Location:	Contracts
Net realized gain (loss) on:
Investments	$(1,926,497)
Written options	89,776
Total net realized gain (loss)	$(1,836,721)
Net change in unrealized appreciation (depreciation) on:
Investments	$208,560
Written options	76,767
Total net change in unrealized appreciation (depreciation)	$285,327

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments at September 30, 2018. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statement of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Absolute Strategies Fund
Assets:
Over-the-counter derivatives**	$634,040	$–	$–	$634,040
Liabilities:
Over-the-counter derivatives**	(32,985)	32,985	–	–
Absolute Capital Opportunities Fund
Assets:
Over-the-counter derivatives**	1,655,836	–	–	1,655,836
Liabilities:
Over-the-counter derivatives**	(123,897)	123,897	–	–

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

**	Over-the-counter derivatives may consist of options contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Call and Put Options Written.

Note 8. Federal Income Tax

As of September 30, 2018, cost for federal income tax is substantially the same as for financial statement purposes and net unrealized appreciation (depreciation) consists of:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Absolute Strategies Fund	$9,538,953	$(2,310,193)	$7,228,760
Absolute Capital Opportunities Fund	3,709,119	(2,948,246)	760,873
Absolute Convertible Arbitrage Fund	7,528,725	(5,882,083)	1,646,642

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital and Other Losses	Unrealized Appreciation (Depreciation)	Total
Absolute Strategies Fund	$–	$–	$(39,592,131)	$14,378,712	$(25,213,419)
Absolute Capital Opportunities Fund	1,812,983	1,303,026	–	76,751	3,192,760
Absolute Convertible Arbitrage Fund	934,639	–	–	(164,304)	770,335

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales, futures, constructive sales, straddles, cover loss deferrals, short dividends, equity return of capital, convertible bond deemed distributions, partnerships and convertible bond premium.

As of March 31, 2018, the Absolute Strategies Fund had $39,310,239 of available short-term capital loss carryforwards that have no expiration date.

For tax purposes, the current deferred late year ordinary loss was $281,892 for Absolute Strategies Fund (realized during the period January 1, 2018 through March 31, 2018). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2018.

Note 9. Underlying Investment in Other Investment Companies

The Absolute Capital Opportunities Fund currently seeks to achieve its investment objective by investing a portion of its assets in BlackRock Liquidity Funds T-Fund Portfolio, Institutional Share Class (“BlackRock”), a registered open-end management investment company organized as a Delaware statutory trust. The Absolute Capital Opportunities Fund may redeem its investments from BlackRock at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The latest financial statements for BlackRock can be found at www.sec. gov.

The performance of the Absolute Capital Opportunities Fund may be directly affected by the performance of BlackRock. As of September 30, 2018, the percentage of net assets invested in BlackRock was 26.2% for the Absolute Capital Opportunities Fund.

Note 10. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of

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NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Funds' financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Funds' financial statements and related disclosures.

Note 11. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

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ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (888) 992-2765 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (888) 992-2765 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

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ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Absolute Strategies Fund
Actual	$1,000.00	$955.79	$9.36	1.91%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.49	$9.65	1.91%
Absolute Capital Opportunities Fund
Actual	$1,000.00	$952.07	$14.39	2.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,010.33	$14.82	2.94%
Absolute Convertible Arbitrage Fund
Actual	$1,000.00	$1,013.60	$11.00	2.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,014.14	$11.01	2.18%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

ABSOLUTE FUNDS

P.O. BOX 588

PORTLAND, MAINE 04112

(888) 992-2765 (TOLL FREE)

(888) 99-ABSOLUTE (TOLL FREE)

INVESTMENT ADVISER

Absolute Investment Advisers LLC

18 Shipyard Drive, Suite 3C

Hingham, Massachusetts 02043

www.absoluteadvisers.com

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, Maine 04112

(888) 992-2765 (Toll Free)

(888) 99-ABSOLUTE (Toll Free)

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of its managements and other information.

212-SAR-0918

# ADALTA

## International Fund

## Semi-Annual Report

**September 30, 2018**
**(Unaudited)**

Adalta Capital Management LLC

ADALTA INTERNATIONAL FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Dear Shareholders:

We are pleased to provide the Adalta International Fund’s (the “International Fund’s”) semi-annual report for the six-month period ended September 30, 2018. The International Fund’s net asset value was $16.14 per share as of September 30, 2018, realizing a return of -7.98% for the six-month period (the “Semi-Annual Period”). The International Fund’s return compares with a return of -1.93% for the International Fund’s benchmark, the MSCI All-Country World Index Ex-US (“MSCI ACWI Ex-US” or the “Benchmark”) and 0.10% for the MSCI EAFE Index. For a longer term perspective, the International Fund’s 1-, 3-, 5-, 10-year, and since inception annual total returns as of September 30, 2018 were as follows:

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Three Year	Five Year	Ten Year	Since Inception 12/08/93
Adalta International Fund	-12.03%	4.14%	1.20%	3.22%	6.21%
MSCI ACWI ex US Index	1.76%	9.97%	4.12%	5.18%	N/A
MSCI EAFE Index	2.74%	9.23%	4.42%	5.38%	5.53%

(Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call (800) 943-6786. Shares redeemed or exchanged within 60 days of purchase will be charged a 2.00% redemption fee. As stated in the current prospectus, the International Fund’s annual operating expense ratio (gross) is 3.26%. However, the International Fund’s adviser has agreed to contractually waive its fees and/or reimburse expenses to limit total operating expenses to 1.61% through at least September 1, 2019. During the period certain fees were waived and/or expenses reimbursed, otherwise returns would have been lower. Returns greater than one year are annualized.)

During the Semi-Annual Period the International Fund underperformed its relevant benchmarks. Contributors to the International Fund’s performance during the Semi-Annual Period included NIIT Technologies, Ltd., Sony Corp., Points International, Ltd., and Momo, Inc. Holdings that detracted from the International Fund’s performance during the period included Dewan Housing Finance Corp., Ltd., Genting Hong Kong, Ltd., GP Investments, Ltd., Tarkett SA, and Kandi Technologies Group Inc.

Market volatility during the Semi-Annual Period continued, stemming from various factors including the ongoing focus on global trade tensions. The impact on securities prices allowed the International Fund’s exposure to select Chinese technology and communication services companies to increase at what we believe are attractive valuations for companies with significant remaining prospects for growth. The following tables provide details of the International Fund’s top 10 positions at the end of the Semi-Annual Period as well as positions added and exited since our 03/31/18 annual report. The decisions to exit positions resulted from a combination of the securities hitting our valuation targets or better opportunities elsewhere.

1

ADALTA INTERNATIONAL FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

Top 10 Common Stock Holdings as of 09/30/2018	Country	Sector	% of Net Assets
Sony Corp.	Japan	Consumer Discretionary	6.46%
Baidu, Inc., ADR	China	Communication Services	6.40%
Alibaba Group Holding, Ltd., ADR	China	Consumer Discretionary	5.21%
Cellnex Telecom SA	Spain	Communication Services	4.81%
STMicroelectronics NV, ADR	Switzerland	Technology	4.69%
Dufry AG	Switzerland	Consumer Discretionary	4.67%
BYD Co., Ltd., Class H	China	Consumer Discretionary	4.66%
Teva Pharmaceutical Industries, Ltd., ADR	Israel	Health Care	4.66%
TCG BDC, Inc.	United States	Financials	4.45%
Canon, Inc., ADR	Japan	Technology	4.17%
Total			50.18%

New Positions Established Since 03/31/18	% of Net Assets	Portfolio Positions Eliminated Since 03/31/18	% of Net Assets(1)
Alibaba Group Holding, Ltd., ADR	5.21%	Anheuser-Busch InBev SA/NV	3.46%
Aptiv PLC	3.37%	Blackstone Group LP	3.73%
Canon, Inc.	4.17%	Controladora Vuela Cia De Avia	3.83%
Cellectis SA, ADR	3.70%	Grupo Aeoportuario Del Pacifico SAB de CV	2.78%
Despegar.com Corp.	0.89%	GS Home Shopping, Inc.	2.17%
FANUC Corp.	3.00%	Kandi Technologies Group, Inc.	2.58%
Momo, Inc.	3.46%	KKR & Co., LP	4.25%
Murata Manufacturing Co., Ltd.	1.42%	Koninklijke Philps NVR	2.28%
Teva Pharmaceutical Industries, Ltd.	4.66%	NIIT Technologies, Inc.	6.84%
Yandex NV	1.73%
	31.61%		31.92%

Thank you for your continued trust and support.

Sincerely,

Adalta Capital Management LLC

[1]	Percent of net asset value (“NAV”) for exited positions reflect holdings at the previous reporting period ending 03/31/2018.

IMPORTANT RISKS AND DISCLOSURE:

There is no assurance that the International Fund will achieve its investment objective. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, political and economic instability, and relatively illiquid markets. Emerging markets involve greater risks than more developed markets as they may be more volatile and less liquid. The International Fund’s exposure to foreign currencies may not be fully hedged at all times. Private fund securities are typically illiquid and difficult to value. The International Fund may invest in small and mid-sized capitalization companies meaning that these companies carry greater risk than is customarily associated with larger companies for various reasons such as narrower markets, limited financial resources and less liquid stock. The risk of investing in Europe may be heightened due to the recent referendum in which the United Kingdom voted to withdraw from the European Union (EU). Also, if one or more countries were to exit the EU or abandon use of the euro, the value of

2

ADALTA INTERNATIONAL FUND

A MESSAGE TO OUR SHAREHOLDERS

SEPTEMBER 30, 2018

investments tied to those countries or the euro could decline significantly and unpredictably. The risk of investing in China may be heightened by the potential trade policy modification between the US and China.

The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. Net index data is not available prior to its inception on 01/01/01. The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada. The total return of the MSCI EAFE includes the reinvestment of dividends and income. It is not possible to invest directly in any index.

The views in this report were those of the International Fund managers as of September 30, 2018 and may not reflect their views on the date this report is first published or any time thereafter. These views are intended to assist shareholders in understanding their investment in the International Fund and do not constitute investment advice. This letter may contain discussions about certain investments both held and not held in the portfolio. All current and future holdings are subject to risk and to change.

3

ADALTA INTERNATIONAL FUND

PERFORMANCE CHART AND ANALYSIS

SEPTEMBER 30, 2018

The following chart reflects the change in the value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Adalta International Fund (the “Fund”) compared with the performance of the benchmarks, the MSCI All Cap World Index except United States (“MSCI ACWI ex US”), and the secondary benchmark, the MSCI EAFE Index (“MSCI EAFE”), over the past ten years. The MSCI ACWI ex US is a stock market index that is a free float adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets outside of the United States. The MSCI EAFE is a stock market index that is designed to measure the equity market performance with dividends reinvested of developed markets outside of the United States and Canada. The total return of the indices include the reinvestment of dividends and income. The total return of the Fund includes operating expenses that reduce returns, while the total return of the indices do not include expenses. The Fund is professionally managed, while the indices are unmanaged and are not available for investment.

Comparison of a $10,000 Investment

Adalta International Fund vs. MSCI ACWI ex US Index and MSCI EAFE Index

Average Annual Total Returns Periods Ended September 30, 2018	One Year	Five Years	Ten Years
Adalta International Fund	-12.03%	1.20%	3.22%
MSCI ACWI ex US Index	1.76%	4.12%	5.18%
MSCI EAFE Index	2.74%	4.42%	5.38%

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than original cost. As stated in the Fund’s prospectus, the annual operating expense ratio (gross) is 3.26% and the annual operating expenses after the fee waiver and/or expense reimbursement (net) is 1.61% including acquired fund fees and expenses of 0.11%. However, the Fund’s adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through September 1, 2019 (the “Expense Cap”). During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower. Shares redeemed within 60 days of purchase will be charged a 2.00% redemption fee. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns greater than one year are annualized. For the most recent month-end performance, please call (844) 284-9829.

4

ADALTA INTERNATIONAL FUND

PORTFOLIO PROFILE

SEPTEMBER 30, 2018

PORTFOLIO HOLDINGS
% of Common Stock
Consumer Discretionary	37.2%
Communication Services	18.7%
Financials	13.1%
Technology	11.7%
Health Care	9.5%
Energy	4.1%
Industrials	3.4%
Real Estate	2.3%
100.0%

5

ADALTA INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

Common Stock - 87.9%
Argentina - 0.9%
8,000	Despegar.com Corp. (a)	$134,960
Brazil - 3.9%
527,400	GP Investments, Ltd., BDR (a)	594,191
Canada - 4.5%
576,750	Obsidian Energy, Ltd. (a)	547,912
9,300	Points International, Ltd. (a)	130,572
		678,484
China - 19.7%
4,800	Alibaba Group Holding, Ltd., ADR (a)	790,848
4,246	Baidu, Inc., ADR (a)	970,975
98,500	BYD Co., Ltd., Class H	707,135
12,000	Momo, Inc., ADR (a)	525,600
		2,994,558
Cyprus - 2.0%
2,021,534	Secure Property Development & Investment PLC (a)	303,010
France - 6.8%
19,900	Cellectis SA, ADR (a)	561,578
18,215	Tarkett SA	466,114
		1,027,692
Hong Kong - 3.5%
3,590,300	Genting Hong Kong, Ltd.	527,422
India - 3.2%
127,950	Dewan Housing Finance Corp., Ltd.	485,306
Ireland - 3.4%
6,100	Aptiv PLC	511,790
Israel - 4.7%
32,800	Teva Pharmaceutical Industries, Ltd., ADR	706,512
Japan - 15.0%
20,000	Canon, Inc., ADR	633,000
24,175	FANUC Corp., ADR	454,732
1,400	Murata Manufacturing Co., Ltd.	215,200
16,000	Sony Corp.	980,954
		2,283,886
Netherlands - 1.7%
8,000	Yandex NV, Class A (a)	263,120
Spain - 4.8%
27,764	Cellnex Telecom SA (b)	729,488
Switzerland - 9.4%
6,293	Dufry AG (a)	709,518
38,778	STMicroelectronics NV, ADR	711,189
		1,420,707
Shares	Security Description	Value

United States - 4.4%
40,403	TCG BDC, Inc.	$674,733
Total Common Stock (Cost $14,869,494)		13,335,859

Principal	Security Description	Value
Private Equity Funds - 6.7%
Cayman Islands - 3.5%
$492,966	Silvershore Internet Opportunity Fund I LP (a)(g)(h)	540,580
India - 0.0%
36,915	Bharat Investors LP (a)(c)(d)	0
South Korea - 3.2%
400,000	Silvershore GO I LP (a)(e)(f)(g)	485,213
Total Private Equity Funds (Cost $929,882)		1,025,793

Principal	Security Description	Rate	Maturity	Value
Corporate Convertible Bond - 2.0%
Philippines - 2.0%
300,000	Migo (c)(i) (Cost$300,000)	7.50%	06/14/19	300,000
Investments, at value - 96.6% (Cost $16,099,376)				$14,661,652
Other Assets & Liabilities, Net - 3.4%				510,725
Net Assets - 100.0%				$15,172,377

ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt
LP	Limited Partnership
PLC	Public Limited Company

(a)	Non-income producing security.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $729,487 or 4.8% of net assets.
(c)	Security fair valued in accordance with procedures adopted by the Board of Trustees. At the period end, the value of these securities amounted to $300,000 or 2.0% of net assets.
(d)	Private equity fund purchased on 03/08/13 that invests in Unitech Corporate Parks PLC. Redemptions may be made on the last day of each calendar quarter upon 60 days written notice. No unfunded commitments as of September 30, 2018.
(e)	Affiliated Company.

See Notes to Financial Statements.

6

ADALTA INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

(f)	Private equity fund purchased on 03/02/18 that invests in Grab, Inc. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2018.
(g)	Investment is valued using the practical expedient. For more information on the practical expedient, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.
(h)	Private equity fund purchased on 02/01/18 that invests in Greenoaks Opportunity Partners I LLC. Illiquid investment in which redemptions are not accepted. No unfunded commitments as of September 30, 2018.
(i)	Corporate convertible bond purchased on 12/31/17. Security fair valued using private transaction cost.

The following is a summary of the inputs used to value the Fund's inputs as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Practical Expedient *	$1,025,793
Level 1 - Quoted Prices	13,335,859
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	300,000
Total	$14,661,652

*As a practical expedient, certain investments that are measured at fair value using the net asset value per share (or its equivalent) have not been categorized in the fair value hierarchy. The fair value amount presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The Level 1 value displayed in this table is Common Stock. The Level 3 value displayed in this table is a Private Equity Fund and a Corporate Convertible Bond. Refer to this Schedule of Investments for a further breakout of each security by country and instrument type.

An affiliate is an entity in which the Fund has ownership of at least 5% of the voting securities. Transactions during the year with affiliates were as follows:

Private Equity Fund
Balance 03/31/18
Principal	$400,000
Cost	$400,000
Value	$386,023
Gross Additions
Principal	$–
Cost	$–
Gross Reductions
Principal	$–
Cost	$–
Balance 09/30/18
Principal	$400,000
Cost	$400,000
Value	$485,213
Realized Gain/(Loss)	$–
Unrealized Appreciation	$85,213

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value.

	Private Equity Funds	Corporate Convertible Bond
Balance as of 03/31/18	$3,132	$300,000
Purchases	-	-
Realized loss	-	-
Change in unrealized appreciation/(depreciation)	(3,132)	-
Balance as of 09/30/18	$-	$300,000
Net change in unrealized appreciation/(depreciation) from investments held as of 09/30/18**	$(3,132)	$-

**	The change in unrealized appreciation/(depreciation) is included in net change in unrealized appreciation/(depreciation) of investments in the accompanying Statement of Operations.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.

7

ADALTA INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS
Investments, at value (Cost $15,699,376)	$14,176,439
Investments in affiliates, at value (Cost $400,000)	485,213
$14,661,652
Cash	46,827
Foreign currency (Cost $296,437)	296,947
Receivables:
Investment securities sold	363,940
Dividends and interest	53,578
Prepaid expenses	9,495
Total Assets	15,432,439
LIABILITIES
Payables:
Investment securities purchased	219,684
Foreign capital gains tax payable	7,278
Accrued Liabilities:
Investment adviser fees	4,104
Trustees’ fees and expenses	82
Fund services fees	4,262
Other expenses	24,652
Total Liabilities	260,062
NET ASSETS	$15,172,377
COMPONENTS OF NET ASSETS
Paid-in capital	$16,544,767
Undistributed net investment income	184,917
Accumulated net realized loss	(112,922)
Net unrealized depreciation	(1,444,385)
NET ASSETS	$15,172,377
SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	940,279
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE*	$16.14

*	Shares redeemed or exchanged within 60 days of purchase are charged a 2.00% redemption fee.

See Notes to Financial Statements.

8

ADALTA INTERNATIONAL FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $4,959)	$221,476
Interest income	11,598
Total Investment Income	233,074
EXPENSES
Investment adviser fees	125,446
Fund services fees	85,937
Custodian fees	11,509
Registration fees	10,512
Professional fees	20,818
Trustees' fees and expenses	1,555
Other expenses	17,730
Total Expenses	273,507
Fees waived	(148,061)
Net Expenses	125,446
NET INVESTMENT INCOME	107,628
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $33,227)	663,890
Foreign currency transactions	(8,573)
Net realized gain	655,317
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(2,175,273)
Investments in affiliated issuers	99,190
Deferred foreign capital gains taxes	(7,278)
Foreign currency translations	(802)
Net change in unrealized appreciation (depreciation)	(2,084,163)
NET REALIZED AND UNREALIZED LOSS	(1,428,846)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,321,218)

See Notes to Financial Statements.

9

ADALTA INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment income	$107,628	$165,589
Net realized gain	655,317	1,782,872
Net change in unrealized appreciation (depreciation)	(2,083,163)	(1,532,799)
Increase (Decrease) in Net Assets Resulting from Operations	(1,321,218)	415,662

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–	(376,234)
Total Distributions to Shareholders	–	(376,234)

CAPITAL SHARE TRANSACTIONS
Sale of shares	3,537	213,469
Reinvestment of distributions	–	349,137
Redemption of shares	(649,815)	(2,247,042)
Redemption fees	3	54
Decrease in Net Assets from Capital Share Transactions	(646,275)	(1,684,382)
Decrease in Net Assets	(1,967,493)	(1,644,954)

NET ASSETS
Beginning of Period	17,139,870	18,784,824
End of Period (Including line (a))	$15,172,377	$17,139,870

SHARE TRANSACTIONS
Sale of shares	207	11,678
Reinvestment of distributions	–	19,131
Redemption of shares	(37,323)	(122,216)
Decrease in Shares	(37,116)	(91,407)

(a) Undistributed net investment income	$184,917	$77,289

See Notes to Financial Statements.

10

ADALTA INTERNATIONAL FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

			For the Years Ended March 31,
	For the Six Months Ended September 30, 2018		2018	2017	2016	2015	2014
NET ASSET VALUE,
Beginning of Period	$17.54		$17.58	$15.61	$17.19	$18.50	$20.73
INVESTMENT OPERATIONS
Net investment income (a)	0.11		0.16	0.09	0.11	0.15	0.18
Net realized and unrealized gain (loss)	(1.51)		0.18	2.06	(0.61)	(0.23)	(0.30)
Total from Investment Operations	(1.40)		0.34	2.15	(0.50)	(0.08)	(0.12)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.38)	(0.18)	(1.08)	(0.48)	(1.46)
Net realized gain	–		–	–	–	(0.75)	(0.65)
Total Distributions to Shareholders	–		(0.38)	(0.18)	(1.08)	(1.23)	(2.11)
REDEMPTION FEES(a)	0.00	(b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
NET ASSET VALUE, End of Period	$16.14		$17.54	$17.58	$15.61	$17.19	$18.50
TOTAL RETURN	(7.98	)%(c)	1.85%	13.94%	(2.84)%	(0.32)%	(0.54)%

RATIOS/ SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$15,172		$17,140	$18,785	$47,096	$68,526	$91,898
Ratios to Average Net Assets:
Net investment income	1.29	%(d)	0.87%	0.56%	0.66%	0.84%	0.90%
Net expenses	1.50	%(d)	1.50%	1.50%	1.50%	1.50%	1.41%
Gross expenses (e)	3.27	%(d)	3.15%	3.02%	2.14%	1.90%	1.90%
PORTFOLIO TURNOVER
RATE	39	%(c)	44%	42%	38%	52%	39%

(a)	Calculated based on average shares outstanding during each period.
(b)	Less than $0.01 per share.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.

11

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

The Adalta International Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on December 8, 1993, and seeks capital appreciation by investing primarily in a portfolio of common stock and securities convertible into common stock. From August 1, 2014 through June 30, 2016 the Fund was named the Beck, Mack & Oliver International Fund. From June 24, 2009 through August 1, 2014, the Fund was named Beck, Mack & Oliver Global Equity Fund. Prior to June 24, 2009, the Fund was named Austin Global Equity Fund.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Exchange-traded options for which the last quoted sale price is outside the closing bid and ask price, will be valued at the mean of the closing bid and ask price. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Interests in private investments will generally be subject to fair valuation. Short-term investments that mature in sixty days or less may be valued at amortized cost.

The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition and market activity. The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

12

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. As permitted by GAAP, as a practical expedient, the Valuation Committee may measure the fair value of its investments in investment companies on the basis of the net asset value per share of such investments (or the equivalent) if the net asset value per share of such investments (or the equivalent) is calculated in a manner consistent with the measurement principles of applicable authoritative guidance as of the Fund’s reporting date. The fair value of the Fund’s investments in investment companies is based on the information provided by such investment company’s management, which reflects the Fund’s share of the fair value of the net assets of such investment company (i.e., the practical expedient is used). If the Valuation Committee determines, based on its own due diligence and investment valuation procedures, that alternative valuation techniques are more appropriate for any of the Fund’s investments in investment companies, such investments may be fair valued by the Valuation Committee using other suitable sources. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-

13

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – The Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – The Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Fund are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

14

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Redemption Fees – A shareholder who redeems or exchanges shares within 60 days of purchase will incur a redemption fee of 2.00% of the current NAV of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the Fund to help offset transaction costs. The fee is accounted for as an addition to paid-in capital. The Fund reserves the right to modify the terms of or terminate the fee at any time. There are limited exceptions to the imposition of the redemption fee. Redemption fees incurred for the Fund, if any, are reflected on the Statement of Changes in Net Assets.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Adalta Capital Management LLC (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 1.50% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

15

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) to 1.50%, through at least September 1, 2019. Other fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with the consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2018, fees waived were as follows:

Investment Adviser Fees Waived	Other Waivers	Total Fees Waived and Expenses Reimbursed
$93,470	$54,591	$148,061

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2018, were $6,370,860 and $7,251,227, respectively.

Note 6. Federal Income Tax

As of September 30, 2018, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net depreciation were as follows:

Gross Unrealized Appreciation	$1,731,156
Gross Unrealized Depreciation	(3,168,880)
Net Unrealized Depreciation	$(1,437,724)

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$98,322
Capital and Other Losses	(657,397)
Net Unrealized Appreciation	507,903
Total	$(51,172)

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnerships, wash sales and investments in passive foreign investment companies.

As of March 31, 2018, the Fund has $127,575 of available short-term capital loss carryforwards and $529,822 of available long-term capital loss carryforwards that have no expiration date.

16

ADALTA INTERNATIONAL FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

17

ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (844) 284-9829 and on the Securities and Exchange Commission's ("SEC") website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (844) 284-9829 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as such as redemption fees and exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

18

ADALTA INTERNATIONAL FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$920.19	$7.22	1.50%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.55	$7.59	1.50%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

19

## FOR MORE INFORMATION

**Investment Adviser**
Adalta Capital Management LLC
452 Fifth Avenue, 14th Floor
New York, NY 10018

**Distributor**
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

**Adalta International Fund**
P.O. Box 588
Portland, ME 04112
(844) 284-9829

209-SAR-0918

LMCG FUNDS

LMCG GLOBAL MULTICAP FUND

LMCG INTERNATIONAL SMALL CAP FUND

Semi-Annual Report

September 30, 2018

(Unaudited)

LMCG FUNDS

TABLE OF CONTENTS

SEPTEMBER 30, 2018

LMCG Global MultiCap Fund
Schedule of Investments	1
Statement of Assets and Liabilities	4
Statement of Operations	5
Statements of Changes in Net Assets	6
Financial Highlights	7

LMCG International Small Cap Fund
Schedule of Investments	9
Statement of Assets and Liabilities	12
Statement of Operations	13
Statements of Changes in Net Assets	14
Financial Highlights	15
Notes to Financial Statements	17
Additional Information	22

IMPORTANT INFORMATION

An investment in the LMCG Global MultiCap Fund, and the LMCG International Small Cap Fund (the “Funds”) is subject to risk, including the possible loss of principal. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. As a result of political or economic instability in foreign countries, there can be special risks associated with investing in foreign securities, including fluctuations in currency exchange rates, increased price volatility and difficulty obtaining information. In addition, emerging markets may present additional risk due to potential for greater economic and political instability in less developed countries.

There is no assurance that the Funds will achieve their investment objectives.

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

Common Stock - 92.6%
Belgium - 0.3%
67	Anheuser-Busch InBev SA/NV	$5,865
Brazil - 0.5%
600	Vale SA	8,877
Canada - 0.5%
100	Canadian National Railway Co.	8,973
Cayman Islands - 1.5%
73	Alibaba Group Holding, Ltd., ADR (a)	12,027
40	Baidu, Inc., ADR (a)	9,147
142	Momo, Inc., ADR (a)	6,220
		27,394
China - 3.7%
123	58.com, Inc., ADR (a)	9,053
6,000	Agile Group Holdings, Ltd.	8,502
10,700	China Construction Bank Corp., Class H	9,353
520	China Mobile, Ltd.	5,113
5,000	CNOOC, Ltd.	9,901
10,000	Industrial & Commercial Bank of China, Ltd., Class H	7,301
86	New Oriental Education & Technology Group, Inc., ADR (a)	6,365
316	Tencent Holdings, Ltd.	12,902
		68,490
Denmark - 0.4%
261	Danske Bank A/S	6,841
France - 3.0%
357	AXA SA	9,566
146	BNP Paribas SA	8,941
84	Sanofi	7,505
222	TOTAL SA	14,435
160	Vinci SA	15,222
		55,669
Germany - 3.6%
66	Allianz SE	14,689
116	BASF SE	10,293
88	Bayer AG	7,806
116	Daimler AG	7,311
114	SAP SE	14,018
94	Siemens AG	12,019
		66,136
Ireland - 0.6%
179	AerCap Holdings NV (a)	10,296
Italy - 1.0%
778	Enel SpA	3,977
411	Eni SpA	7,747
2,297	Intesa Sanpaolo SpA	5,852
		17,576
Japan - 3.6%
500	Canon, Inc.	15,855
400	Honda Motor Co., Ltd.	12,046
1,500	Mitsubishi UFJ Financial Group, Inc.	9,319
700	Sumitomo Electric Industries, Ltd.	10,984
900	Toray Industries, Inc.	6,753
200	Toyota Motor Corp.	12,461
		67,418
Malaysia - 0.4%
2,000	Tenaga Nasional Bhd	7,478
Mexico - 0.4%
2,440	Wal-Mart de Mexico SAB de CV	7,402

Shares	Security Description	Value
Netherlands - 1.2%
793	ING Groep NV	$10,293
174	Royal Dutch Shell PLC, ADR	11,856
		22,149
Singapore - 0.3%
2,800	Singapore Press Holdings, Ltd.	5,879
South Africa - 0.5%
28	Naspers, Ltd., Class N	6,030
1,404	Rand Merchant Investment Holdings, Ltd.	3,823
		9,853
South Korea - 3.3%
90	Daelim Industrial Co., Ltd.	6,702
110	Douzone Bizon Co., Ltd.	6,058
69	Hotel Shilla Co., Ltd.	6,747
103	LG Electronics, Inc.	6,591
23	POSCO	6,105
295	Samsung Electronics Co., Ltd.	12,346
134	SK Hynix, Inc.	8,865
30	SK Telecom Co., Ltd.	7,606
		61,020
Spain - 1.3%
2,380	Banco Santander SA	11,916
1,604	Telefonica SA	12,653
		24,569
Switzerland - 1.3%
436	ABB, Ltd.	10,314
170	Nestle SA	14,150
		24,464
Taiwan - 1.8%
3,000	Nan Ya Plastics Corp.	8,329
1,000	President Chain Store Corp.	11,741
14,201	Shin Kong Financial Holding Co., Ltd.	5,554
1,000	Taiwan Semiconductor Manufacturing Co., Ltd.	8,533
		34,157
United Kingdom - 4.5%
333	BHP Billiton PLC	7,266
1,733	BP PLC	13,283
141	British American Tobacco PLC	6,573
342	GlaxoSmithKline PLC	6,859
1,671	HSBC Holdings PLC	14,580
10,312	Lloyds Banking Group PLC	7,931
424	Royal Dutch Shell PLC, Class B	14,843
234	Unilever PLC	12,855
		84,190
United States - 58.9%
163	AbbVie, Inc.	15,417
120	Agios Pharmaceuticals, Inc. (a)	9,254
27	Alphabet, Inc., Class A (a)	32,591
19	Amazon.com, Inc. (a)	38,057
312	American Campus Communities, Inc. REIT	12,842
78	Ameriprise Financial, Inc.	11,518
94	Amgen, Inc.	19,485
185	Anadarko Petroleum Corp.	12,471
70	Anthem, Inc.	19,184
185	Apple, Inc.	41,762
468	Applied Materials, Inc.	18,088
249	BankUnited, Inc.	8,815
272	Berry Global Group, Inc. (a)	13,162
30	Biogen, Inc. (a)	10,599
228	BorgWarner, Inc.	9,754
486	Brixmor Property Group, Inc. REIT	8,510
234	Capital One Financial Corp.	22,214
86	Chevron Corp.	10,516
122	Cimarex Energy Co.	11,339

See Notes to Financial Statements.	LMCG FUNDS

1

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

United States - 58.9% (continued)
293	Cisco Systems, Inc.	$14,254
142	Clean Harbors, Inc. (a)	10,164
517	Comcast Corp., Class A	18,307
108	Curtiss-Wright Corp.	14,841
210	CVS Health Corp.	16,531
555	Darling Ingredients, Inc. (a)	10,723
403	Devon Energy Corp.	16,096
96	DTE Energy Co.	10,477
157	Envestnet, Inc. (a)	9,569
644	FNB Corp.	8,192
122	Gilead Sciences, Inc.	9,420
258	GTT Communications, Inc. (a)	11,197
184	Hartford Financial Services Group, Inc.	9,193
221	Intel Corp.	10,451
620	Invesco, Ltd.	14,186
221	JPMorgan Chase & Co.	24,938
206	KAR Auction Services, Inc.	12,296
113	LHC Group, Inc. (a)	11,638
187	Lincoln National Corp.	12,652
153	Lowe's Cos., Inc.	17,567
65	M&T Bank Corp.	10,695
244	MACOM Technology Solutions Holdings, Inc. (a)	5,026
94	Marriott Vacations Worldwide Corp.	10,505
269	MasTec, Inc. (a)	12,011
199	Merck & Co., Inc.	14,117
318	Micron Technology, Inc. (a)	14,383
198	Microsoft Corp.	22,645
120	Murphy USA, Inc. (a)	10,255
356	Newfield Exploration Co. (a)	10,264
115	Nexstar Media Group, Inc., Class A	9,361
266	Nucor Corp.	16,878
285	PacWest Bancorp	13,580
420	Pfizer, Inc.	18,509
173	Portland General Electric Co.	7,891
235	Prestige Consumer Healthcare, Inc. (a)	8,904
165	PTC, Inc. (a)	17,521
254	RealPage, Inc. (a)	16,739
283	Red Rock Resorts, Inc., Class A	7,542
117	Regal Beloit Corp.	9,647
136	Royal Caribbean Cruises, Ltd.	17,672
211	RPM International, Inc.	13,702
447	Sinclair Broadcast Group, Inc., Class A	12,672
60	Snap-on, Inc.	11,016
99	Stericycle, Inc. (a)	5,809
45	SVB Financial Group (a)	13,987
580	Synchrony Financial	18,026
173	Target Corp.	15,260
108	The Allstate Corp.	10,660
62	The Goldman Sachs Group, Inc.	13,903
249	TransUnion	18,321
166	TreeHouse Foods, Inc. (a)	7,943
104	United Rentals, Inc. (a)	17,014
105	Valero Energy Corp.	11,944
106	VMware, Inc., Class A (a)	16,542
203	Walgreens Boots Alliance, Inc.	14,799
159	Walmart, Inc.	14,932
269	Wells Fargo & Co.	14,139
129	WR Grace & Co.	9,218
281	Zayo Group Holdings, Inc. (a)	9,756
		1,092,058
Total Common Stock (Cost $1,394,910)		1,716,754

Shares	Security Description	Value

Investment Companies - 3.5%
356	iShares Core MSCI Emerging Markets ETF	$18,434
122	iShares MSCI ACWI ETF	9,060
160	iShares MSCI EAFE ETF	10,878
484	iShares MSCI India ETF	15,716
462	iShares MSCI Turkey ETF	11,000
Total Investment Companies (Cost $64,880)		65,088
Money Market Fund - 3.8%
69,703	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.91% (b)
	(Cost $69,703)	69,703

Investments, at value - 99.9% (Cost $1,529,493)		$1,851,545
Other Assets & Liabilities, Net - 0.1%		2,528
Net Assets - 100.0%		$1,854,073

ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Belgium	$–	$5,865	$–	$5,865
Brazil	8,877	–	–	8,877
Canada	8,973	–	–	8,973
Cayman Islands	27,394	–	–	27,394
China	15,418	53,072	–	68,490
Denmark	–	6,841	–	6,841
France	–	55,669	–	55,669
Germany	–	66,136	–	66,136
Ireland	10,296	–	–	10,296
Italy	–	17,576	–	17,576
Japan	–	67,418	–	67,418
Malaysia	–	7,478	–	7,478
Mexico	7,402	–	–	7,402
Netherlands	11,856	10,293	–	22,149
Singapore	–	5,879	–	5,879
South Africa	–	9,853	–	9,853
South Korea	–	61,020	–	61,020
Spain	–	24,569	–	24,569
Switzerland	–	24,464	–	24,464
Taiwan	–	34,157	–	34,157
United Kingdom	–	84,190	–	84,190
United States	1,092,058	–	–	1,092,058
Investment Companies	65,088	–	–	65,088
Money Market Fund	–	69,703	–	69,703
Investments at Value	$1,247,362	$604,183	$–	$1,851,545

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.	LMCG FUNDS

2

LMCG GLOBAL MULTICAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

At September 30, 2018, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG Global MultiCap Fund
Long Securities	28.83%

PORTFOLIO HOLDINGS
% of Total Investments
Belgium	0.3%
Brazil	0.5%
Canada	0.5%
Cayman Islands	1.5%
China	3.7%
Denmark	0.4%
France	3.0%
Germany	3.6%
Ireland	0.6%
Italy	1.0%
Japan	3.6%
Malaysia	0.4%
Mexico	0.4%
Netherlands	1.2%
Singapore	0.3%
South Africa	0.5%
South Korea	3.3%
Spain	1.3%
Switzerland	1.3%
Taiwan	1.8%
United Kingdom	4.5%
United States*	66.3%
100.0%

*	Includes Money Market Fund totaling 3.8%.

See Notes to Financial Statements.	LMCG FUNDS

3

LMCG GLOBAL MULTICAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS
Investments, at value (Cost $1,529,493)	$1,851,545
Foreign currency (Cost $452)	455
Receivables:
Fund shares sold	200
Investment securities sold	11,905
Dividends	2,744
From investment adviser	15,979
Prepaid expenses	17,434
Total Assets	1,900,262

LIABILITIES
Payables:
Investment securities purchased	20,493
Accrued Liabilities:
Trustees’ fees and expenses	586
Fund services fees	8,432
Other expenses	16,678
Total Liabilities	46,189

NET ASSETS	$1,854,073

COMPONENTS OF NET ASSETS
Paid-in capital	$1,362,548
Undistributed net investment income	8,857
Accumulated net realized gain	160,613
Net unrealized appreciation	322,055
NET ASSETS	$1,854,073

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	134,430
Investor Shares	4,591

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $1,792,794)	$13.34
Investor Shares (based on net assets of $61,279)	$13.35

See Notes to Financial Statements.	LMCG FUNDS

4

LMCG GLOBAL MULTICAP FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $2,119)	$27,341
Total Investment Income	27,341

EXPENSES
Investment adviser fees	7,411
Fund services fees	91,531
Transfer agent fees:
Institutional Shares	1,292
Investor Shares	1,233
Distribution fees:
Investor Shares	81
Custodian fees	4,817
Registration fees:
Institutional Shares	7,374
Investor Shares	7,524
Professional fees	11,972
Trustees' fees and expenses	1,874
Pricing fees	7,537
Other expenses	11,539
Total Expenses	154,185
Fees waived and expenses reimbursed	(144,575)
Net Expenses	9,610
NET INVESTMENT INCOME	17,731

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments (Net of foreign withholding taxes of $523)	116,462
Foreign currency transactions	(792)
Net realized gain	115,670
Net change in unrealized appreciation (depreciation) on:
Investments	(37,380)
Deferred foreign capital gains taxes	633
Foreign currency translations	(79)
Net change in unrealized appreciation (depreciation)	(36,826)
NET REALIZED AND UNREALIZED GAIN	78,844
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,575

See Notes to Financial Statements.	LMCG FUNDS

5

LMCG GLOBAL MULTICAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment income	$17,731	$20,706
Net realized gain	115,670	104,726
Net change in unrealized appreciation (depreciation)	(36,826)	116,053
Increase in Net Assets Resulting from Operations	96,575	241,485

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	–	(36,084)
Investor Shares	–	(302)
Net realized gain:
Institutional Shares	–	(85,141)
Investor Shares	–	(1,002)
Total Distributions to Shareholders	–	(122,529)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	32,267	156,797
Investor Shares	14,420	42,924
Reinvestment of distributions:
Institutional Shares	–	121,225
Investor Shares	–	1,304
Redemption of shares:
Institutional Shares	(336,470)	(250,431)
Investor Shares	(17,320)	(35,627)
Increase (Decrease) in Net Assets from Capital Share Transactions	(307,103)	36,192
Increase (Decrease) in Net Assets	(210,528)	155,148

NET ASSETS
Beginning of Period	2,064,601	1,909,453
End of Period (Including line (a))	$1,854,073	$2,064,601

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	2,501	12,333
Investor Shares	1,115	3,246
Reinvestment of distributions:
Institutional Shares	–	9,289
Investor Shares	–	100
Redemption of shares:
Institutional Shares	(25,582)	(18,892)
Investor Shares	(1,309)	(2,890)
Increase (Decrease) in Shares	(23,275)	3,186

(a) Undistributed (distributions in excess of) net investment income	$8,857	$(8,874)

See Notes to Financial Statements.	LMCG FUNDS

6

LMCG GLOBAL MULTICAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

			For the Years Ended March 31,
	For the Six Months Ended September 30, 2018		2018	2017	2016	2015	September 11, 2013 (a) Through March 31, 2014
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.72		$12.00	$10.35	$11.21	$10.80	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.11		0.13	0.10	0.11	0.10	0.02
Net realized and unrealized gain (loss)	0.51		1.35	1.76	(0.68)	0.49	0.86
Total from Investment Operations	0.62		1.48	1.86	(0.57)	0.59	0.88

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.23)	(0.12)	(0.16)	(0.08)	(0.06)
Net realized gain	–		(0.53)	(0.09)	(0.13)	(0.10)	(0.02)
Total Distributions to Shareholders	–		(0.76)	(0.21)	(0.29)	(0.18)	(0.08)
NET ASSET VALUE, End of Period	$13.34		$12.72	$12.00	$10.35	$11.21	$10.80
TOTAL RETURN	4.87	%(c)	12.22%	18.11%	(5.11)%	5.57%	8.79	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,793		$2,004	$1,858	$1,814	$1,882	$1,344
Ratios to Average Net Assets:
Net investment income	1.68	%(d)	0.99%	0.92%	1.02%	0.95%	0.31	%(d)
Net expenses	0.90	%(d)	1.00%	1.20%	1.20%	1.20%	1.20	%(d)
Gross expenses (e)	13.71	%(d)	14.39%	17.14%	16.22%	17.65%	24.97	%(d)
PORTFOLIO TURNOVER RATE	29	%(c)	43%	73%	44%	74%	32	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

7

LMCG GLOBAL MULTICAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

			For the Years Ended March 31,
	For the Six Months Ended September 30, 2018		2018	2017	2016	March 3, 2015 (a) Through March 31, 2015
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.75		$11.96	$10.34	$11.21	$11.29
INVESTMENT OPERATIONS
Net investment income (b)	0.10		0.12	0.05	0.08	0.02
Net realized and unrealized gain (loss)	0.50		1.35	1.77	(0.69)	(0.10	)(c)
Total from Investment Operations	0.60		1.47	1.82	(0.61)	(0.08)

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.15)	(0.11)	(0.13)	–
Net realized gain	–		(0.53)	(0.09)	(0.13)	–
Total Distributions to Shareholders	–		(0.68)	(0.20)	(0.26)	–
NET ASSET VALUE, End of Period	$13.35		$12.75	$11.96	$10.34	$11.21
TOTAL RETURN	4.71	%(d)	12.20%	17.76%	(5.39)%	(0.71	)%(d)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$61		$61	$52	$10	$10
Ratios to Average Net Assets:
Net investment income	1.48	%(e)	0.91%	0.48%	0.77%	2.45	%(e)
Net expenses	1.15	%(e)	1.25%	1.45%	1.45%	1.45	%(e)
Gross expenses (f)	41.92	%(e)	65.97%	110.82%	149.94%	31.89	%(e)
PORTFOLIO TURNOVER RATE	29	%(d)	43%	73%	44%	74	%(d)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Per share amount does not accord with the amount reported in the Statement of Operations due to the timing of Fund share sales and the amount per share of realized and unrealized gains and losses at such time.
(d)	Not annualized.
(e)	Annualized.
(f)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

8

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

Common Stock - 94.9%
Australia - 8.0%
20,996	Ansell, Ltd.	$382,985
84,521	APN Outdoor Group, Ltd.	406,525
287,567	Australian Pharmaceutical Industries, Ltd.	358,404
72,761	Charter Hall Group REIT	376,613
113,916	Charter Hall Retail REIT	349,310
462,046	Cromwell Property Group REIT	357,382
113,072	Eclipx Group, Ltd.	209,971
280,343	Nine Entertainment Co. Holdings, Ltd.	456,940
198,263	Shopping Centres Australasia Property Group REIT	344,672
101,345	St Barbara, Ltd.	255,816
121,249	Whitehaven Coal, Ltd.	476,037
		3,974,655
Austria - 0.6%
11,114	Vienna Insurance Group AG Wiener
	Versicherung Gruppe	317,228
Denmark - 4.3%
6,074	Dfds A/S	300,410
10,154	GN Store Nord A/S	494,260
910	Rockwool International A/S, Class B	389,374
5,570	Royal Unibrew A/S	458,496
11,056	Topdanmark A/S	505,304
		2,147,844
Finland - 2.1%
16,278	Cramo OYJ	367,224
33,997	Ramirent OYJ	274,416
18,091	Valmet OYJ	402,964
		1,044,604
France - 4.1%
8,839	Cie Plastic Omnium SA	333,276
5,280	Gaztransport Et Technigaz SA	400,093
2,954	Ipsen SA	497,315
11,288	Korian SA	411,077
6,919	Nexity SA	382,409
		2,024,170
Georgia - 0.4%
8,268	Bank of Georgia Group PLC	184,648

Germany - 5.3%
5,785	AURELIUS Equity Opportunities SE & Co. KGaA	305,349
8,028	CTS Eventim AG & Co. KGaA	359,920
24,596	Deutsche Pfandbriefbank AG (a)	367,676
39,236	Deutz AG	349,024
24,149	Kloeckner & Co. SE	278,846
10,039	Salzgitter AG	500,877
19,059	TAG Immobilien AG	454,107
		2,615,799
Hong Kong - 0.9%
762,000	Sa Sa International Holdings, Ltd.	422,230
Ireland - 0.7%
36,637	Grafton Group PLC	361,509
Israel - 0.6%
16,138	Plus500, Ltd.	279,204
Italy - 3.6%
16,047	Amplifon SpA	355,774
70,386	Banca Popolare dell'Emilia Romagna SC	324,642
110,060	Hera SpA	342,263
12,347	MARR SpA	361,497
6,041	Reply SpA	415,180
		1,799,356

Shares	Security Description	Value

Japan - 27.2%
14,900	Arcland Service Holdings Co., Ltd.	$281,806
18,200	Azbil Corp.	395,745
7,400	Daiichikosho Co., Ltd.	356,810
16,500	Daikyo, Inc.	335,425
20,700	DMG Mori Co., Ltd.	345,741
10,800	DTS Corp.	429,983
9,900	Exedy Corp.	328,123
9,100	Fancl Corp.	446,856
9,900	Fuji Soft, Inc.	500,954
17,400	Geo Holdings Corp.	263,130
8,300	Hanwa Co., Ltd.	276,045
17,400	JAC Recruitment Co., Ltd.	398,120
513	Japan Hotel REIT Investment Corp.	373,330
104,300	JVC Kenwood Corp.	292,733
11,600	Kanamoto Co., Ltd.	411,267
29,800	Kanematsu Corp.	448,467
19,900	Kohnan Shoji Co., Ltd.	503,209
12,400	Lintec Corp.	317,449
11,600	Matsumotokiyoshi Holdings Co., Ltd.	475,696
7,400	Meitec Corp.	355,817
34,800	NHK Spring Co., Ltd.	361,898
14,900	Nihon Unisys, Ltd.	384,342
11,600	Nishio Rent All Co., Ltd.	387,248
14,900	Nomura Co., Ltd.	307,598
57,100	Penta-Ocean Construction Co., Ltd.	380,428
20,700	Round One Corp.	274,198
11,600	Sankyu, Inc.	651,414
7,400	SCSK Corp.	349,585
29,800	Shikoku Electric Power Co., Inc.	389,362
11,600	Ship Healthcare Holdings, Inc.	448,897
9,100	Showa Denko KK	501,952
5,000	Sugi Holdings Co., Ltd.	245,566
14,900	Takara Bio, Inc.	413,466
10,800	The Nisshin Oillio Group, Ltd.	316,956
13,200	Ube Industries, Ltd.	359,128
13,200	Unizo Holdings Co., Ltd.	254,350
		13,563,094
Malta - 0.7%
32,325	Kindred Group PLC, SDR	362,352
Netherlands - 1.6%
6,811	ASM International NV	352,852
9,633	ASR Nederland NV	459,166
		812,018
Norway - 0.7%
7,192	Salmar ASA	359,290
Portugal - 0.8%
79,845	The Navigator Co. SA	391,206
Singapore - 0.8%
452,700	Mapletree Greater China Commercial Trust REIT	377,379
South Korea - 0.5%
9,087	Hyundai Corp.	271,844
Spain - 1.6%
42,529	Ence Energia y Celulosa SA	431,053
129,492	Sacyr SA	378,062
		809,115
Sweden - 6.8%
22,336	Axfood AB	418,073
23,114	Castellum AB	414,039
41,975	Dometic Group AB (a)	367,219
33,889	Elekta AB	455,663
27,078	Hemfosa Fastigheter AB	373,790
24,596	Mycronic AB	257,557

See Notes to Financial Statements.	LMCG FUNDS

9

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

Sweden - 6.8% (continued)
43,795	Nobia AB	$309,723
64,262	SSAB AB, Class A	322,552
42,711	Svenska Cellulosa AB SCA, Class B	483,034
		3,401,650
Switzerland - 4.9%
1,026	Bucher Industries AG	330,358
356	Georg Fischer AG	403,230
670	Helvetia Holding AG	408,134
4,610	Huber + Suhner AG	344,633
11,412	Logitech International SA, Class R	511,820
4,725	Sunrise Communications Group AG (a)(b)	428,173
		2,426,348
Taiwan - 1.0%
203,991	China Life Insurance Co., Ltd.	205,111
116,000	Powertech Technology, Inc.	316,050
		521,161
United Kingdom - 17.7%
23,354	Abcam PLC	435,890
25,986	Bovis Homes Group PLC	362,744
21,269	Computacenter PLC	350,728
33,914	Dart Group PLC	411,905
47,238	Electrocomponents PLC	441,916
28,609	Halma PLC	538,618
198,056	Hansteen Holdings PLC REIT	250,504
177,541	Hays PLC	471,295
65,668	Howden Joinery Group PLC	401,017
46,204	IG Group Holdings PLC	380,897
45,153	Inchcape PLC	393,165
72,612	JD Sports Fashion PLC	433,917
290,414	Marston's PLC	373,646
66,587	National Express Group PLC	338,646
49,224	Pagegroup PLC	366,804
79,530	Rightmove PLC	488,073
35,718	Softcat PLC	370,429
4,808	Spirax-Sarco Engineering PLC	456,770
54,480	SSP Group PLC	514,502
41,462	The UNITE Group PLC REIT	482,277
12,273	Victrex PLC	533,689
		8,797,432
Total Common Stock (Cost $45,378,299)		47,264,136

Shares	Security Description	Value
Investment Company - 2.8%
20,179	iShares MSCI EAFE ETF (Cost $1,336,510)	1,371,970
Money Market Fund - 1.4%
708,809	Dreyfus Treasury Prime Cash Management, Institutional Shares, 1.91% (c)
	(Cost $708,809)	708,809
Investments, at value - 99.1% (Cost $47,423,618)		$49,344,915
Other Assets & Liabilities, Net - 0.9%		467,620
Net Assets - 100.0%		$49,812,535

ETF	Exchange Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt
(a)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $1,163,068 or 2.3% of net assets.
(b)	Non-income producing security.
(c)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Investments at Value
Common Stock
Australia	$–	$3,974,655	$–	$3,974,655
Austria	–	317,228	–	317,228
Denmark	–	2,147,844	–	2,147,844
Finland	–	1,044,604	–	1,044,604
France	–	2,024,170	–	2,024,170
Georgia	–	184,648	–	184,648
Germany	–	2,615,799	–	2,615,799
Hong Kong	–	422,230	–	422,230
Ireland	–	361,509	–	361,509
Israel	–	279,204	–	279,204
Italy	–	1,799,356	–	1,799,356
Japan	–	13,563,094	–	13,563,094
Malta	–	362,352	–	362,352
Netherlands	–	812,018	–	812,018
Norway	–	359,290	–	359,290
Portugal	–	391,206	–	391,206
Singapore	–	377,379	–	377,379
South Korea	–	271,844	–	271,844
Spain	–	809,115	–	809,115
Sweden	–	3,401,650	–	3,401,650
Switzerland	–	2,426,348	–	2,426,348
Taiwan	–	521,161	–	521,161
United Kingdom	–	8,797,432	–	8,797,432
Investment Company	1,371,970	–	–	1,371,970
Money Market Fund	–	708,809	–	708,809
Investments at Value	$1,371,970	$47,972,945	$–	$49,344,915

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

At September 30, 2018, foreign securities representing the following percentage of net assets of the Fund were fair valued by independent pricing services and are classified as using Level 2 inputs within the valuation inputs disclosure on the Fund’s Schedule of Investments:

LMCG International Small Cap Fund
Long Securities	94.88%

See Notes to Financial Statements.	LMCG FUNDS

10

LMCG INTERNATIONAL SMALL CAP FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

PORTFOLIO HOLDINGS
% of Total Investments
Australia	8.1%
Austria	0.6%
Denmark	4.4%
Finland	2.1%
France	4.1%
Georgia	0.4%
Germany	5.3%
Hong Kong	0.9%
Ireland	0.7%
Israel	0.6%
Italy	3.6%
Japan	27.5%
Malta	0.7%
Netherlands	1.6%
Norway	0.7%
Portugal	0.8%
Singapore	0.8%
South Korea	0.6%
Spain	1.6%
Sweden	6.9%
Switzerland	4.9%
Taiwan	1.1%
United Kingdom	17.8%
United States*	4.2%
100.0%

*	Includes Money Market Fund totaling 1.4%.

See Notes to Financial Statements.	LMCG FUNDS

11

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS
Investments, at value (Cost $47,423,618)	$49,344,915
Foreign currency (Cost $121,383)	120,456
Receivables:
Fund shares sold	131,196
Dividends	235,992
Prepaid expenses	16,379
Total Assets	49,848,938
LIABILITIES
Payables:
Fund shares redeemed	1,157
Accrued Liabilities:
Investment adviser fees	3,178
Trustees’ fees and expenses	756
Fund services fees	9,261
Other expenses	22,051
Total Liabilities	36,403
NET ASSETS	$49,812,535
COMPONENTS OF NET ASSETS
Paid-in capital	$48,085,395
Undistributed net investment income	482,896
Accumulated net realized loss	(675,370)
Net unrealized appreciation	1,919,614
NET ASSETS	$49,812,535

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Institutional Shares	3,956,566
Investor Shares	111,376

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Institutional Shares (based on net assets of $48,452,442)	$12.25
Investor Shares (based on net assets of $1,360,093)	$12.21

See Notes to Financial Statements.	LMCG FUNDS

12

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Dividend income (Net of foreign withholding taxes of $105,862)	$799,998
Total Investment Income	799,998
EXPENSES
Investment adviser fees	159,237
Fund services fees	99,182
Transfer agent fees:
Institutional Shares	2,119
Investor Shares	1,303
Distribution fees:
Investor Shares	1,493
Custodian fees	16,760
Registration fees:
Institutional Shares	8,085
Investor Shares	7,796
Professional fees	17,234
Trustees' fees and expenses	2,690
Pricing fees	13,628
Other expenses	17,226
Total Expenses	346,753
Fees waived and expenses reimbursed	(151,901)
Net Expenses	194,852
NET INVESTMENT INCOME	605,146
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on:
Investments	(729,230)
Foreign currency transactions	(9,228)
Net realized loss	(738,458)
Net change in unrealized appreciation (depreciation) on:
Investments	(2,177,749)
Foreign currency translations	(2,974)
Net change in unrealized appreciation (depreciation)	(2,180,723)
NET REALIZED AND UNREALIZED LOSS	(2,919,181)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,314,035)

See Notes to Financial Statements.	LMCG FUNDS

13

LMCG INTERNATIONAL SMALL CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment income	$605,146	$341,433
Net realized gain (loss)	(738,458)	348,145
Net change in unrealized appreciation (depreciation)	(2,180,723)	3,469,879
Increase (Decrease) in Net Assets Resulting from Operations	(2,314,035)	4,159,457

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Institutional Shares	–	(691,739)
Investor Shares	–	(17,439)
Total Distributions to Shareholders	–	(709,178)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	10,184,121	31,800,489
Investor Shares	574,432	1,294,315
Reinvestment of distributions:
Institutional Shares	–	681,057
Investor Shares	–	17,439
Redemption of shares:
Institutional Shares	(802,264)	(710,168)
Investor Shares	(234,202)	(343,756)
Increase in Net Assets from Capital Share Transactions	9,722,087	32,739,376
Increase in Net Assets	7,408,052	36,189,655

NET ASSETS
Beginning of Period	42,404,483	6,214,828
End of Period (Including line (a))	$49,812,535	$42,404,483

SHARE TRANSACTIONS
Sale of shares:
Institutional Shares	804,239	2,644,469
Investor Shares	45,821	105,505
Reinvestment of distributions:
Institutional Shares	–	53,166
Investor Shares	–	1,363
Redemption of shares:
Institutional Shares	(64,351)	(56,450)
Investor Shares	(18,595)	(26,640)
Increase in Shares	767,114	2,721,413
(a) Undistributed (distributions in excess of) net investment income	$482,896	$(122,250)

See Notes to Financial Statements.	LMCG FUNDS

14

LMCG INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2018		For the Year Ended March 31, 2018	April 1, 2016 (a) Through March 31, 2017
INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$12.85		$10.73	$10.00
INVESTMENT OPERATIONS
Net investment income (b)	0.17		0.16	0.18
Net realized and unrealized gain (loss)	(0.77)		2.20	0.85
Total from Investment Operations	(0.60)		2.36	1.03

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.24)	(0.30)
Total Distributions to Shareholders	–		(0.24)	(0.30)
NET ASSET VALUE, End of Period	$12.25		$12.85	$10.73
TOTAL RETURN	(4.67	)%(c)	21.99%	10.55	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$48,452		$41,325	$6,173
Ratios to Average Net Assets:
Net investment income	2.67	%(d)	1.27%	1.78	%(d)
Net expenses	0.85	%(d)	0.85%	0.85	%(d)
Gross expenses (e)	1.47	%(d)	2.08%	8.57	%(d)
PORTFOLIO TURNOVER RATE	50	%(c)	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

15

LMCG INTERNATIONAL SMALL CAP FUND

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six Months Ended September 30, 2018		For the Year Ended March 31, 2018	April 18, 2016 (a) Through March 31, 2017
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$12.83		$10.71	$10.09
INVESTMENT OPERATIONS
Net investment income (b)	0.15		0.11	0.09
Net realized and unrealized gain (loss)	(0.77)		2.22	0.82
Total from Investment Operations	(0.62)		2.33	0.91

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	–		(0.21)	(0.29)
Total Distributions to Shareholders	–		(0.21)	(0.29)
NET ASSET VALUE, End of Period	$12.21		$12.83	$10.71
TOTAL RETURN	(4.83	)%(c)	21.74%	9.24	%(c)

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$1,360		$1,079	$42
Ratios to Average Net Assets:
Net investment income	2.46	%(d)	0.91%	0.96	%(d)
Net expenses	1.10	%(d)	1.10%	1.10	%(d)
Gross expenses (e)	3.45	%(d)	5.01%	60.04	%(d)
PORTFOLIO TURNOVER RATE	50	%(c)	83%	112	%(c)

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during each period.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.

See Notes to Financial Statements.	LMCG FUNDS

16

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

LMCG Global MultiCap Fund and LMCG International Small Cap Fund (individually, a “Fund” and collectively, the “Funds”) are diversified portfolios of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The LMCG Global MultiCap Fund Investor Shares and Institutional Shares commenced operations on March 3, 2015, and September 11, 2013, respectively. The LMCG International Small Cap Fund Investor Shares and Institutional Shares commenced operations on April 18, 2016, and April 1, 2016, respectively. On April 1, 2016, the LMCG International Small Cap Fund commenced operations through a reorganization of a collective investment trust, which was organized and commenced operations on August 26, 2010. The Funds both seek long-term capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. Foreign securities’ prices may be fair valued by independent pricing services in consideration of events occurring after the close of overseas markets and prior to the close of the NYSE. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different NAV than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

LMCG FUNDS

17

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income and expense are recorded on the ex-dividend date. Foreign dividend income and expense are recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

Distributions to Shareholders – Each Fund declares any dividends from net investment income and pays them annually. Any net capital gains and net foreign currency gains realized by the Funds are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

LMCG FUNDS

18

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

The Funds' class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – LMCG Investments, LLC (the “Adviser”) is the investment adviser to the Funds. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, at an annual rate of 0.50% and 0.70% of the average daily net assets of LMCG Global MultiCap Fund and LMCG International Small Cap Fund, respectively. Prior to October 2, 2018, the Adviser received an advisory fee from the LMCG Global MultiCap Fund at an annual rate of 0.70%.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, each Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to each Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from each Fund.

Note 4. Expense Reimbursement and Fees Waived

The Adviser has contractually agreed to waive a portion of its fees and reimburse certain expenses through at least July 31, 2019, to limit total annual operating expenses (excluding all taxes, interest, portfolio transaction expenses, acquired fund fees and expenses, proxy expenses and extraordinary expenses) as follows:

	Investor Shares	Institutional Shares
LMCG Global MultiCap Fund*	0.95%	0.70%
LMCG International Small Cap Fund	1.10%	0.85%

*	Prior to October 2, 2018, the Adviser had contractually agreed to waive a portion of its fees and reimburse certain expenses of the LMCG Global MultiCap Fund Investor Shares and Institutional Shares to 1.15% and 0.90%, respectively.

Other Fund service providers have voluntarily agreed to waive a portion of their fees. The contractual waivers may be changed or eliminated at any time with consent of the Board and voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the period ended September 30, 2018, fees waived and expenses reimbursed were as follows:

LMCG FUNDS

19

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

	Investment Adviser Fees Waived	Investment Adviser Expenses Reimbursed	Other Waivers	Total Fees Waived and Expenses Reimbursed
LMCG Global MultiCap Fund	$7,411	$97,303	$39,861	$144,575
LMCG International Small Cap Fund	92,763	10,275	48,863	151,901

The Adviser may be reimbursed by each Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement, and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed.

As of September 30, 2018, $651,028 and $642,279 in the LMCG Global MultiCap Fund, and LMCG International Small Cap Fund, respectively is subject to recapture by the Adviser. Other Waivers are not eligible for recoupment.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2018, were as follows:

	Purchases	Sales
LMCG Global MultiCap Fund	$582,078	$890,910
LMCG International Small Cap Fund	32,107,162	21,946,597

Note 6. Federal Income Tax

As of September 30, 2018, the cost of federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
LMCG Global MultiCap Fund	$379,988	$(57,936)	$322,052
LMCG International Small Cap Fund	3,948,351	(2,027,054)	1,921,297

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation	Total
LMCG Global MultiCap Fund	$20,919	$39,794	$334,237	$394,950
LMCG International Small Cap Fund	483,970	66,824	3,490,381	4,041,175

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to differing book to tax treatment of investments in real estate investment trusts, passive foreign investment holdings (PFICs), wash sales and reclassification of dividend income to return of capital on corporate securities for the LMCG Global MultiCap Fund; and PFICs and wash sales for the LMCG International Small Cap Fund.

Note 7. Geographic Concentration Risk

Because The LMCG International Small Cap Fund’s investments may be concentrated in a particular geographic region or country, the value of The LMCG International Small Cap Fund’s shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Note 8. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures.

LMCG FUNDS

20

LMCG FUNDS

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Funds' financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 9. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

LMCG FUNDS

21

LMCG FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (877) 591-4667 and on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (877) 591-4667 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

LMCG FUNDS

22

LMCG FUNDS

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
LMCG Global MultiCap Fund
Institutional Shares
Actual	$1,000.00	$1,048.74	$4.62	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56	0.90%
Investor Shares
Actual	$1,000.00	$1,047.05	$5.90	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82	1.15%
LMCG International Small Cap Fund
Institutional Shares
Actual	$1,000.00	$953.31	$4.16	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31	0.85%
Investor Shares
Actual	$1,000.00	$951.67	$5.38	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57	1.10%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

LMCG FUNDS

23

FOR MORE INFORMATION:

P.O. Box 588

Portland, ME 04112

(877) 591-4667 (toll free)

INVESTMENT ADVISER

LMCG Investments, LLC

200 Clarendon Street, 28th Floor

Boston, MA 02116

TRANSFER AGENT

Atlantic Fund Services

P.O. Box 588

Portland, ME 04112

www.atlanticfundservices.com

DISTRIBUTOR

Foreside Fund Services, LLC

Three Canal Plaza, Suite 100

Portland, Maine 04101

www.foreside.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’
risks, objectives, fees and expenses, experience of its management, and other information.

210-SAR-0918

MERK® | MUTUAL FUNDS

## MERK HARD CURRENCY FUND®

Investor Shares (MERKX)

Institutional Shares (MHCIX)

## MERK ABSOLUTE RETURN CURRENCY FUND®

Investor Shares (MABFX)

Institutional Shares (MAAIX)

# SEMI-ANNUAL REPORT

(UNAUDITED)

SEPTEMBER 30, 2018

MERK HARD CURRENCY FUND	SEPTEMBER 30, 2018
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 47.4% (a)
Automotive - Netherlands - 3.8%
3,000,000	Daimler International Finance BV, EMTN (b)	EUR	0.000%	03/15/19	$3,487,066
Financials - Netherlands - 2.2%
17,900,000	Bank Nederlandse Gemeenten NV, EMTN	SEK	2.125	02/13/19	2,031,203
Financials - Norway - 2.2%
16,000,000	SpareBank 1 Boligkreditt AS, MTN	NOK	3.400	08/07/19	2,003,854
Non-U.S. Government - Australia - 1.0%
1,300,000	Australia Government Bond	AUD	3.250	10/21/18	940,455
Non-U.S. Government - Austria - 2.6%
2,000,000	Republic of Austria Government Bond (c)	EUR	1.950	06/18/19	2,363,908
Non-U.S. Government - Belgium - 3.9%
3,000,000	Kingdom of Belgium Government Bond	EUR	3.000	09/28/19	3,605,584
Non-U.S. Government - France - 4.0%
3,000,000	French Republic Government Bond OAT	EUR	3.750	10/25/19	3,643,436
Non-U.S. Government Agency - Germany - 2.4%
18,000,000	KFW, EMTN	NOK	0.875	11/01/19	2,208,220
Non-U.S. Government Agency - Sweden - 8.2%
66,000,000	Kommuninvest I Sverige AB, MTN	SEK	2.250	03/12/19	7,516,733
Regional Authority - Canada - 8.2%
5,800,000	Province of British Columbia Canada	CAD	4.650	12/18/18	4,520,153
3,900,000	Province of Saskatchewan Canada	CAD	1.950	03/01/19	3,022,262
					7,542,415
Supranational Bank - Europe - 8.9%
3,000,000	European Financial Stability Facility, EMTN	EUR	1.250	01/22/19	3,501,873
3,500,000	European Stability Mechanism, EMTN	EUR	1.250	10/15/18	4,066,253
5,030,000	International Bank for Reconstruction & Development, GDIF	SEK	1.375	06/23/19	572,356
					8,140,482
Total Foreign Bonds (Cost $43,195,294)					43,483,356
Foreign Treasury Securities - 21.4% (a)
Non-U.S. Government - Canada - 14.6%
17,400,000	Canadian Treasury Bill	CAD	1.500	12/13/18	13,429,381
Non-U.S. Government - Norway - 6.8%
50,840,000	Norway Treasury Bill (b)	NOK	0.555	12/19/18	6,237,677
Total Foreign Treasury Securities (Cost $20,042,801)					19,667,058
U.S. Government & Agency Obligations - 11.8% (a)
U.S. Treasury Securities - 11.8%
1,900,000	U.S. Treasury Bill (d)	USD	2.030	11/15/18	1,895,063
9,000,000	U.S. Treasury Bill (d)	USD	2.136	12/13/18	8,961,355
					10,856,418
Total U.S. Government & Agency Obligations (Cost $10,856,412)					10,856,418

Shares	Security Description	Currency	Value in USD
Exchange Traded Product - 6.9% (a)
537,800	VanEck Merk Gold Trust ETF (e)(f)
	(Cost $6,706,608)	USD	6,297,638

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 0.7%
644,950	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (g)
	(Cost $644,950)	USD	1.955	644,950

Investments, at value - 88.2% (Cost $81,446,065)				$80,949,420
Foreign Currencies – 11.4% (Cost $10,584,771)				10,467,496
Net Unrealized Gain/Loss on Forward Currency Contracts – (0.2)%				(144,744)
Other Assets & Liabilities, Net – 0.6%				548,510
NET ASSETS – 100.0%				$91,820,682

See Notes to Financial Statements.

2

EMTN	European Medium Term Note
ETF	Exchange Traded Fund
GDIF	Global Debt Issuance Facility
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Zero coupon bond. Interest rate presented is yield to maturity.
(c)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,363,908 or 2.6% of net assets.
(d)	Rate presented is yield to maturity.
(e)	Affiliate.
(f)	Non-income producing security.
(g)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

Affiliated investments are investments that are managed by the Adviser, and are noted in the Merk Hard Currency Fund’s Schedule of Investments. Transactions during the period with affiliates were as follows:

Exchange Traded Product
VanEck Merk Gold Trust ETF	Balance 3/31/2018	Gross Additions	Gross Reductions	Change in Unrealized Depreciation	Balance 9/30/2018	Realized Loss	Investment Income
Shares/ Principal	677,800	–	(140,000)	–	537,800
Cost	$8,510,046	$–	$(1,803,438)	$–	$6,706,608	$(50,638)	$–
Value	8,844,612	–	–	(743,536)	6,297,638

At September 30, 2018, the Merk Hard Currency Fund held the following exchange traded futures contract:

Contracts	Type	Expiration Date	Notional Contract Value	Net Unrealized Depreciation
11	Gold 100 oz. Future	12/27/18	$1,357,455	$(41,635)

As of September 30, 2018, the Merk Hard Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase		Settlement Date	Settlement Value	Net Unrealized Depreciation
Barclays Capital, Inc.	90,000,000	Japanese Yen	10/24/18	$803,956	$(10,424)
Societe Generale Securities	8,000,000	Euro	10/24/18	9,440,704	(134,320)
					$(144,744)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$–	$43,483,356	$–	$43,483,356
Foreign Treasury Securities	–	19,667,058	–	19,667,058
U.S. Government & Agency Obligations	–	10,856,418	–	10,856,418
Exchange Traded Product	6,297,638	–	–	6,297,638
Money Market Fund	–	644,950	–	644,950
Investments, at value	$6,297,638	$74,651,782	$–	$80,949,420
Total Assets	$6,297,638	$74,651,782	$–	$80,949,420
Liabilities
Other Financial Instruments*
Forward Currency Contracts	$–	$(144,744)	$–	$(144,744)
Futures	$(41,635)	$–	$–	$(41,635)
Total Other Financial Instruments*	$(41,635)	$(144,744)	$–	$(186,379)
Total Liabilities	$(41,635)	$(144,744)	$–	$(186,379)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts and futures, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

See Notes to Financial Statements.

3

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	47.4%
Foreign Treasury Securities	21.4%
U.S. Government & Agency Obligations	11.8%
Exchange Traded Product	6.9%
Money Market Fund	0.7%
Foreign Currencies	11.4%
Net Unrealized Gain/Loss on Forward Currency Contracts	(0.2)%
Other Assets and Liabilities, Net	0.6%
100.0%

See Notes to Financial Statements.

4

MERK ABSOLUTE RETURN CURRENCY FUND	SEPTEMBER 30, 2018
SCHEDULE OF INVESTMENTS

Principal	Security Description	Currency	Rate	Maturity	Value in USD
Foreign Bonds - 65.3% (a)
Financials - Norway - 3.7%
6,000,000	SpareBank 1 Boligkreditt AS, MTN	NOK	3.400%	08/07/19	$751,445
Non-U.S. Government - Australia - 4.4%
1,250,000	Australia Government Bond	AUD	3.250	10/21/18	904,284
Non-U.S. Government - New Zealand - 4.4%
1,350,000	New Zealand Government Bond	NZD	5.000	03/15/19	908,288
Non-U.S. Government Agency - Germany - 1.8%
3,000,000	KFW, EMTN	NOK	0.875	11/01/19	368,037
Non-U.S. Government Agency - Sweden - 12.2%
22,000,000	Kommuninvest I Sverige AB, MTN	SEK	2.250	03/12/19	2,505,577
Regional Authority - Australia - 18.0%
1,300,000	New South Wales Treasury Corp.	AUD	3.500	03/20/19	946,502
1,100,000	Queensland Treasury Corp. (b)	AUD	4.000	06/21/19	806,568
1,350,000	Treasury Corp. of Victoria	AUD	5.500	11/15/18	980,298
1,300,000	Western Australian Treasury Corp., Series 18	AUD	3.750	10/23/18	940,828
					3,674,196
Regional Authority - Canada - 20.8%
1,200,000	Province of Alberta Canada	CAD	2.000	06/01/19	928,868
1,200,000	Province of British Columbia Canada	CAD	4.650	12/18/18	935,204
1,000,000	Province of Manitoba Canada	CAD	1.150	11/21/19	765,199
800,000	Province of New Brunswick Canada	CAD	4.400	06/03/19	628,282
1,300,000	Province of Saskatchewan Canada	CAD	1.950	03/01/19	1,007,421
					4,264,974
Total Foreign Bonds (Cost $13,811,566)					13,376,801
Foreign Treasury Securities - 13.8% (a)
Non-U.S. Government - Canada - 4.5%
1,200,000	Canadian Treasury Bill	CAD	1.500	12/13/18	926,164
Non-U.S. Government - Norway - 4.7%
7,750,000	Norway Treasury Bill (c)	NOK	0.210	12/19/18	950,866
Non-U.S. Government - United Kingdom - 4.6%
720,000	U.K. Treasury Bill	GBP	0.700	11/12/18	937,670
Total Foreign Treasury Securities (Cost $2,780,777)					2,814,700
U.S. Government & Agency Obligations - 5.1% (a)
U.S. Treasury Securities - 5.1%
350,000	U.S. Treasury Bill (d)	USD	1.980	10/18/18	349,659
700,000	U.S. Treasury Bill (d)	USD	2.030	11/15/18	698,181
					1,047,840
Total U.S. Government & Agency Obligations (Cost $1,047,907)					1,047,840

Shares	Security Description	Currency	Rate	Value in USD
Money Market Fund - 2.0%
402,829	Morgan Stanley Institutional Liquidity Funds Treasury Securities Portfolio, Institutional Class (e)
	(Cost $402,829)	USD	1.955	402,829

Investments, at value - 86.2% (Cost $18,043,079)				$17,642,170
Foreign Currencies – 14.4% (Cost $2,961,208)				2,945,559
Net Unrealized Gain/Loss on Forward Currency Contracts – (1.3)%				(263,610)
Other Assets & Liabilities, Net – 0.7%				147,522
NET ASSETS – 100.0%				$20,471,641

EMTN	European Medium Term Note
MTN	Medium Term Note
(a)	All or a portion of these securities are segregated to cover outstanding forward currency contract exposure.
(b)	Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $806,568 or 3.9% of net assets.
(c)	Zero coupon bond. Interest rate presented is yield to maturity.
(d)	Rate presented is yield to maturity.
(e)	Dividend yield changes daily to reflect current market conditions. Rate was the quoted yield as of September 30, 2018.

See Notes to Financial Statements.

5

As of September 30, 2018, the Merk Absolute Return Currency Fund had the following forward currency contracts outstanding:

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	1,040,000	Australian Dollar	10/17/18	$757,501	$(5,642)
	(3,755,000)	British Pound Sterling	10/17/18	(4,948,092)	50,016
	(2,270,000)	British Pound Sterling	10/17/18	(2,958,166)	(2,855)
	(2,230,000)	Canadian Dollar	10/17/18	(1,718,101)	(9,032)
	(1,245,950,000)	Japanese Yen	10/17/18	(11,042,603)	62,752
	(20,910,000)	Norwegian Krone	10/17/18	(2,518,931)	(52,073)
	(2,335,000)	Swiss Franc	10/17/18	(2,414,853)	31,880
	1,835,000	Swiss Franc	10/17/18	1,902,164	(29,463)
BNY Mellon Capital Markets, LLC	(1,605,000)	British Pound Sterling	10/17/18	(2,134,218)	40,633
	(1,490,000)	Canadian Dollar	10/17/18	(1,156,243)	2,240
	(1,695,000)	Euro	10/17/18	(1,984,076)	13,397
	(308,150,000)	Japanese Yen	10/17/18	(2,749,290)	33,738
	233,100,000	Japanese Yen	10/17/18	2,072,521	(18,343)
	(19,810,000)	Swedish Krona	10/17/18	(2,264,431)	32,249
	30,010,000	Swedish Krona	10/17/18	3,422,433	(40,921)
J.P. Morgan Securities, LLC	(13,880,000)	Australian Dollar	10/17/18	(9,920,600)	(113,816)
	1,705,000	Australian Dollar	10/17/18	1,239,637	(7,024)
	4,960,000	Australian Dollar	10/17/18	3,546,024	39,761
	(5,605,000)	British Pound Sterling	10/17/18	(7,306,318)	(4,925)
	(4,830,000)	British Pound Sterling	10/17/18	(6,321,996)	21,674
	6,240,000	British Pound Sterling	10/17/18	8,207,226	(67,680)
	(10,365,000)	Canadian Dollar	10/17/18	(7,970,748)	(56,936)
	8,315,000	Canadian Dollar	10/17/18	6,392,777	47,183
	(6,160,000)	Euro	10/17/18	(7,267,005)	105,128
	3,075,000	Euro	10/17/18	3,565,222	9,904
	9,985,000	Euro	10/17/18	11,693,446	(84,462)
	(355,450,000)	Japanese Yen	10/17/18	(3,156,256)	23,877
	1,284,100,000	Japanese Yen	10/17/18	11,484,013	(167,968)
	(10,310,000)	New Zealand Dollar	10/17/18	(6,742,662)	(92,022)
	(5,340,000)	New Zealand Dollar	10/17/18	(3,555,487)	15,506
	1,895,000	New Zealand Dollar	10/17/18	1,236,597	19,633
	4,815,000	New Zealand Dollar	10/17/18	3,192,165	(215)
	(61,775,000)	Norwegian Krone	10/17/18	(7,463,493)	(132,093)
	(57,570,000)	Norwegian Krone	10/17/18	(7,089,972)	11,413
	32,100,000	Norwegian Krone	10/17/18	3,933,641	13,235
	(46,885,000)	Swedish Krona	10/17/18	(5,216,374)	(66,605)
	(31,750,000)	Swedish Krona	10/17/18	(3,603,893)	26,318
	28,870,000	Swedish Krona	10/17/18	3,249,390	3,667
	(4,780,000)	Swiss Franc	10/17/18	(4,976,211)	98,004
	9,040,000	Swiss Franc	10/17/18	9,380,232	(154,502)
RBC Capital Markets, LLC	(2,835,000)	Australian Dollar	10/17/18	(2,046,371)	(3,165)
	1,995,000	British Pound Sterling	10/17/18	2,616,899	(14,593)
	(3,385,000)	Canadian Dollar	10/17/18	(2,620,941)	(739)
	7,250,000	Canadian Dollar	10/17/18	5,599,947	15,172
	(720,000)	Euro	10/17/18	(842,255)	5,152
	1,715,000	Euro	10/17/18	2,008,680	(14,748)
	(371,850,000)	Japanese Yen	10/17/18	(3,325,731)	48,827
	434,600,000	Japanese Yen	10/17/18	3,872,463	(42,580)
	(2,370,000)	New Zealand Dollar	10/17/18	(1,557,054)	(14,061)
	2,130,000	New Zealand Dollar	10/17/18	1,406,631	5,385
	33,160,000	Norwegian Krone	10/17/18	4,079,128	(1,918)
	63,090,000	Norwegian Krone	10/17/18	7,741,735	15,540
	(56,550,000)	Swedish Krona	10/17/18	(6,437,828)	65,801
	(33,570,000)	Swedish Krona	10/17/18	(3,774,310)	(8,343)
	42,870,000	Swedish Krona	10/17/18	4,757,684	72,887
	87,630,000	Swedish Krona	10/17/18	9,958,612	(84,505)
	(1,350,000)	Swiss Franc	10/17/18	(1,405,556)	27,820
	835,000	Swiss Franc	10/17/18	862,885	(10,729)
Societe Generale Securities	(27,480,000)	Swedish Krona	10/17/18	(3,088,612)	(7,821)
	18,310,000	Swedish Krona	10/17/18	2,032,825	30,337
	(2,000,000)	Swiss Franc	10/17/18	(2,070,286)	29,195
State Street Global Markets, LLC	(1,635,000)	Australian Dollar	10/17/18	(1,173,560)	(8,448)
	(655,000)	British Pound Sterling	10/17/18	(861,121)	6,730

See Notes to Financial Statements.

6

Counterparty	Contracts to Purchase/(Sell)		Settlement Date	Settlement Value	Net Unrealized Appreciation (Depreciation)
	1,895,000	Canadian Dollar	10/17/18	1,456,878	10,798
	(970,000)	Euro	10/17/18	(1,127,158)	(605)
	1,540,000	New Zealand Dollar	10/17/18	1,028,802	(7,908)
	2,830,000	New Zealand Dollar	10/17/18	1,862,033	14,025
	(1,285,000)	Swiss Franc	10/17/18	(1,324,654)	13,253
					$(263,610)

The following is a summary of the inputs used to value the Fund's investments and other financial instruments and liabilities as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

	Level 1	Level 2	Level 3	Total
Assets
Investments at Value
Foreign Bonds	$–	$13,376,801	$–	$13,376,801
Foreign Treasury Securities	–	2,814,700	–	2,814,700
U.S. Government & Agency Obligations	–	1,047,840	–	1,047,840
Money Market Fund	–	402,829	–	402,829
Investments, at value	$–	$17,642,170	$–	$17,642,170
Other Financial Instruments*
Forward Currency Contracts	–	1,063,130	–	1,063,130
Total Assets	$–	$18,705,300	$–	$18,705,300
Liabilities
Other Financial Instruments*
Forward Currency Contracts	$–	$(1,326,740)	$–	$(1,326,740)
Total Liabilities	$–	$(1,326,740)	$–	$(1,326,740)

*	Other Financial Instruments are derivatives not reflected in the Schedule of Investments, such as forward currency contracts, which are valued at the unrealized appreciation (depreciation) at period end.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

PORTFOLIO HOLDINGS
% of Net Assets
Foreign Bonds	65.3%
Foreign Treasury Securities	13.8%
U.S. Government & Agency Obligations	5.1%
Money Market Fund	2.0%
Foreign Currencies	14.4%
Net Unrealized Gain/Loss on Forward Currency Contracts	(1.3)%
Other Assets and Liabilities, Net	0.7%
100.0%

See Notes to Financial Statements.

7

STATEMENTS OF ASSETS AND LIABILITIES	SEPTEMBER 30, 2018

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
ASSETS
Total Investments, at value (Cost $74,739,457 and $18,043,079, respectively)	$74,651,782	$17,642,170
Total Investments in affiliates, at value (Cost $6,706,608 and $0, respectively)	6,297,638	–
Total Investments, at value (Cost $81,446,065 and $18,043,079, respectively)	80,949,420	17,642,170
Deposits with brokers	34,100	–
Foreign currency (Cost $10,584,771 and $2,961,208, respectively)	10,467,496	2,945,559
Receivables:
Fund shares sold	140,252	33,844
Dividends and interest	474,379	131,087
Variation margin	9,680	–
Unrealized gain on forward currency contracts	–	1,063,130
Total Assets	92,075,327	21,815,790

LIABILITIES
Unrealized loss on forward currency contracts	144,744	1,326,740
Payables:
Fund shares redeemed	22,488	–
Accrued Liabilities:
Investment adviser fees	68,283	14,893
Distribution fees	15,355	1,672
Other expenses	3,775	844
Total Liabilities	254,645	1,344,149

NET ASSETS	$91,820,682	$20,471,641

COMPONENTS OF NET ASSETS
Paid-in capital	$103,785,537	$20,598,705
Distributions in excess of net investment income	(394,748)	(302,777)
Accumulated net realized gain (loss)	(10,767,284)	856,533
Net unrealized depreciation	(802,823)	(680,820)
NET ASSETS	$91,820,682	$20,471,641

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)
Investor Shares	7,934,949	915,659
Institutional Shares	1,806,598	1,403,734

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Investor Shares (based on net assets of $74,619,287 and $8,022,536, respectively)	$9.40	$8.76
Institutional Shares (based on net assets of $17,201,395 and $12,449,105, respectively)	$9.52	$8.87

See Notes to Financial Statements.

8

STATEMENTS OF OPERATIONS	SIX MONTHS ENDED SEPTEMBER 30, 2018

	MERK HARD CURRENCY FUND	MERK ABSOLUTE RETURN CURRENCY FUND
INVESTMENT INCOME
Dividend income	$3,476	$2,233
Interest income	556,620	210,162
Net amortization expense	(408,470)	(124,279)
Total Investment Income	151,626	88,116

EXPENSES
Investment adviser fees	494,295	105,320
Non 12b-1 shareholder servicing fees:
Investor Shares	19,853	2,154
Institutional Shares	4,861	3,115
Distribution fees:
Investor Shares	99,265	10,763
Total Expenses	618,274	121,352
Fees waived	(14,866)	–
Net Expenses	603,408	121,352

NET INVESTMENT LOSS	(451,782)	(33,236)

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated issuers	431,604	(340,580)
Foreign currency transactions	(1,480,183)	1,198,865
Futures	(119,681)	–
Net realized gain (loss)	(1,168,260)	858,285
Net change in unrealized depreciation on:
Investments in unaffiliated issuers	(3,694,030)	(448,400)
Investments in affiliated issuers	(334,566)	–
Foreign currency translations	(293,312)	(551,019)
Futures	(40,810)	–
Net change in unrealized appreciation (depreciation)	(4,362,718)	(999,419)
NET REALIZED AND UNREALIZED LOSS	(5,530,978)	(141,134)
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,982,760)	$(174,370)

See Notes to Financial Statements.

9

STATEMENTS OF CHANGES IN NET ASSETS

	MERK HARD CURRENCY FUND		MERK ABSOLUTE RETURN CURRENCY FUND
	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment loss	$(451,782)	$(1,295,837)	$(33,236)	$(155,197)
Net realized gain (loss)	(1,168,260)	5,437,581	858,285	35,668
Net change in unrealized appreciation (depreciation)	(4,362,718)	5,957,141	(999,419)	1,040,873
Increase (Decrease) in Net Assets Resulting from Operations	(5,982,760)	10,098,885	(174,370)	921,344

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income:
Investor Shares	(699,691)	(798,276)	(43,083)	(312,354)
Institutional Shares	(171,231)	(268,198)	(71,263)	(561,042)

CAPITAL SHARE TRANSACTIONS
Sale of shares:
Investor Shares	4,507,126	9,667,721	270,467	2,405,840
Institutional Shares	598,499	7,075,522	358,116	10,411,059
Reinvestment of distributions:
Investor Shares	683,099	775,401	42,482	304,990
Institutional Shares	158,813	251,596	68,079	542,481
Redemption of shares:
Investor Shares	(10,968,079)	(24,380,386)	(1,625,124)	(13,408,974)
Institutional Shares	(4,803,016)	(4,099,844)	(670,115)	(11,690,797)
Decrease in Net Assets from Capital Share Transactions	(9,823,558)	(10,709,990)	(1,556,095)	(11,435,401)
Decrease in Net Assets	(16,677,240)	(1,677,579)	(1,844,811)	(11,387,453)

NET ASSETS
Beginning of Period	108,497,922	110,175,501	22,316,452	33,703,905
End of Period (Including line (a))	$91,820,682	$108,497,922	$20,471,641	$22,316,452

SHARE TRANSACTIONS
Sale of shares:
Investor Shares	467,257	971,718	31,077	265,775
Institutional Shares	61,742	708,760	40,585	1,147,134
Reinvestment of distributions:
Investor Shares	72,593	77,231	4,969	34,169
Institutional Shares	16,682	24,763	7,880	60,107
Redemption of shares:
Investor Shares	(1,141,979)	(2,471,052)	(187,271)	(1,492,219)
Institutional Shares	(494,828)	(409,886)	(76,209)	(1,273,398)
Decrease in Shares	(1,018,533)	(1,098,466)	(178,969)	(1,258,432)

(a) Undistributed (Distributions in excess of) net investment income	$(394,748)	$927,956	$(302,777)	$(155,195)

See Notes to Financial Statements.

10

FINANCIAL HIGHLIGHTS	SEPTEMBER 30, 2018

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended March 31,
MERK HARD CURRENCY FUND	Months Ended September 30, 2018		2018		2017		2016		2015		2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$10.06		$9.27		$9.81		$9.49		$11.58		$11.91
INVESTMENT OPERATIONS
Net investment loss (a)	(0.05)		(0.12)		(0.12)		(0.10)		(0.07)		(0.09)
Net realized and unrealized gain (loss)	(0.53)		1.00		(0.42)		0.42		(1.94)		0.09 (b)
Total from Investment Operations	(0.58)		0.88		(0.54)		0.32		(2.01)		–

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.08)		(0.09)		–		–		(0.08)		(0.21)
Net realized gain	–		–		–		–		–		(0.12)
Total Distributions to Shareholders	(0.08)		(0.09)		–		–		(0.08)		(0.33)
NET ASSET VALUE, End of Period	$9.40		$10.06		$9.27		$9.81		$9.49		$11.58
TOTAL RETURN	(5.72	)%(c)	9.54%		(5.50)%		3.37%		(17.47)%		0.08%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$74,619		$85,874		$92,355		$105,417		$126,449		$253,432
Ratios to Average Net Assets:
Net investment loss	(0.96	)%(d)	(1.21)%		(1.27)%		(1.06)%		(0.66)%		(0.76)%
Net expenses	1.27	%(d)	1.27%		1.24%		1.23%		1.24%		1.30%
Gross expenses	1.30	%(d)(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.30	%(e)	1.30%
PORTFOLIO TURNOVER RATE (f)	33	%(c)	35%		81%		85%		116%		45%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$10.18		$9.38		$9.90		$9.55		$11.62		$11.95
INVESTMENT OPERATIONS
Net investment loss (a)	(0.03)		(0.10)		(0.10)		(0.08)		(0.05)		(0.06)
Net realized and unrealized gain (loss)	(0.54)		1.02		(0.42)		0.43		(1.93)		0.10 (b)
Total from Investment Operations	(0.57)		0.92		(0.52)		0.35		(1.98)		0.04

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.09)		(0.12)		–		–		(0.09)		(0.25)
Net realized gain	–		–		–		–		–		(0.12)
Total Distributions to Shareholders	(0.09)		(0.12)		–		–		(0.09)		(0.37)
NET ASSET VALUE, End of Period	$9.52		$10.18		$9.38		$9.90		$9.55		$11.62
TOTAL RETURN	(5.59	)%(c)	9.82%		(5.25)%		3.66%		(17.18)%		0.38%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$17,201		$22,624		$17,821		$18,296		$29,027		$56,273
Ratios to Average Net Assets:
Net investment loss	(0.72	)%(d)	(0.95)%		(1.02)%		(0.81)%		(0.41)%		(0.52)%
Net expenses	1.02	%(d)	1.02%		0.99%		0.98%		0.99%		1.05%
Gross expenses	1.05	%(d)(e)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.05	%(e)	1.05%
PORTFOLIO TURNOVER RATE (f)	33	%(c)	35%		81%		85%		116%		45%

(a)	Calculated based on average shares outstanding during each period.
(b)	The net realized and unrealized gain (loss) per share does not correlate to the aggregate of the net realized and unrealized loss in the Statement of Operations primarily due to the timing of the sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's portfolio.
(c)	Not annualized.
(d)	Annualized.
(e)	Reflects the expense ratio excluding any waivers and/or reimbursements.
(f)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.

11

FINANCIAL HIGHLIGHTS	SEPTEMBER 30, 2018

These financial highlights reflect selected data for a share outstanding throughout each period.

	For the Six		For the Years Ended March 31,
MERK ABSOLUTE RETURN CURRENCY FUND	Months Ended September 30, 2018		2018	2017	2016	2015	2014
INVESTOR SHARES
NET ASSET VALUE, Beginning of Period	$8.87		$8.93	$8.87	$8.72	$9.53	$9.18
INVESTMENT OPERATIONS
Net investment loss (a)	(0.02)		(0.06)	(0.07)	(0.05)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	(0.04)		0.27	0.31	0.20	(0.57)	0.57
Total from Investment Operations	(0.06)		0.21	0.24	0.15	(0.62)	0.52

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		(0.27)	(0.18)	–	(0.19)	(0.17)
NET ASSET VALUE, End of Period	$8.76		$8.87	$8.93	$8.87	$8.72	$9.53
TOTAL RETURN	(0.72	)%(b)	2.35%	2.74%	1.72%	(6.59)%	5.68%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$8,023		$9,467	$20,178	$20,497	$24,113	$23,016
Ratios to Average Net Assets:
Net investment loss	(0.47	)%(c)	(0.70)%	(0.73)%	(0.59)%	(0.53)%	(0.53)%
Net expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Gross expenses	1.30	%(c)	1.30%	1.30%	1.30%	1.30%	1.30%
PORTFOLIO TURNOVER RATE (d)	17	%(b)	97%	71%	59%	58%	0%

INSTITUTIONAL SHARES
NET ASSET VALUE, Beginning of Period	$8.98		$9.03	$8.97	$8.80	$9.58	$9.22
INVESTMENT OPERATIONS
Net investment loss (a)	(0.01)		(0.04)	(0.04)	(0.03)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	(0.05)		0.29	0.31	0.20	(0.56)	0.58
Total from Investment Operations	(0.06)		0.25	0.27	0.17	(0.58)	0.55

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.05)		(0.30)	(0.21)	–	(0.20)	(0.19)
NET ASSET VALUE, End of Period	$8.87		$8.98	$9.03	$8.97	$8.80	$9.58
TOTAL RETURN	(0.64	)%(b)	2.74%	3.02%	1.93%	(6.18)%	5.94%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000's omitted)	$12,449		$12,849	$13,526	$11,583	$17,829	$12,077
Ratios to Average Net Assets:
Net investment loss	(0.21	)%(c)	(0.49)%	(0.48)%	(0.34)%	(0.27)%	(0.28)%
Net expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Gross expenses	1.05	%(c)	1.05%	1.05%	1.05%	1.05%	1.05%
PORTFOLIO TURNOVER RATE (d)	17	%(b)	97%	71%	59%	58%	0%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.
(d)	The portfolio turnover rate is calculated without regard to any securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Notes to Financial Statements.

12

NOTES TO FINANCIAL STATEMENTS	SEPTEMBER 30, 2018

Note 1. Organization

The Merk Hard Currency Fund and the Merk Absolute Return Currency Fund (individually, a “Fund” and collectively, the “Funds”) are a non-diversified portfolio and a diversified portfolio of Forum Funds (the “Trust”), respectively. The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund’s shares of beneficial interest without par value. Each Fund currently offers two classes of shares: Investor Shares and Institutional Shares. The Merk Hard Currency Fund seeks to profit from a rise in hard currencies relative to the U.S. dollar. The Merk Absolute Return Currency Fund seeks to generate positive absolute returns by investing in securities and instruments that create exposure to currencies. The Merk Hard Currency Fund Investor Shares and Institutional Shares commenced operations on May 10, 2005 and April 1, 2010, respectively. The Merk Absolute Return Currency Fund Investor Shares and Institutional Shares commenced operations on September 9, 2009 and April 1, 2010, respectively.

Note 2. Summary of Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of each Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service. Debt securities may be valued at prices supplied by a fund’s pricing agent based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics such as rating, interest rate and maturity. Futures contracts are valued at the day’s settlement price on the exchange where the contract is traded. Forward currency contracts are generally valued based on interpolation of forward curve data points obtained from major banking institutions that deal in foreign currencies and currency dealers. Shares of non-exchange traded open-end mutual funds are valued at net asset value (“NAV”). Short-term investments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Trust's Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 3, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in each Fund’s registration statement, performs certain functions as they relate to the administration and oversight of each Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different Net Asset Value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of each Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

13

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for each Fund’s investments is included at the end of each Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Foreign Currency Translations – Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the respective period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Foreign Currency Transactions – Each Fund may enter into transactions to purchase or sell foreign currency contracts and options on foreign currency. Forward currency contracts are agreements to exchange one currency for another at a future date and at a specified price. A fund may use forward currency contracts to facilitate transactions in foreign securities, to manage a fund’s foreign currency exposure and to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. These contracts are intrinsically valued daily based on forward rates, and a fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is recorded as a component of NAV. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Due to the risks associated with these transactions, a fund could incur losses up to the entire contract amount, which may exceed the net unrealized value included in its NAV.

The values of each individual forward currency contract outstanding as of September 30, 2018, are disclosed in each Fund’s Schedule of Investments.

Futures Contracts – Each Fund may purchase futures contracts to gain exposure to market changes, which may be more efficient or cost effective than actually buying the securities. A futures contract is an agreement between parties to buy or sell a security at a set price on a future date. Upon entering into such a contract, a fund is required to pledge to the broker an amount of cash, U.S. Government obligations or other high-quality debt securities equal to the minimum “initial margin” requirements of the exchange on which the futures contract is traded. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the fund as unrealized gains or losses. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed. Risks of entering into futures contracts include the possibility that there may be an illiquid market and that a change in the value of the contract may not correlate with changes in the value of the underlying securities.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by each Fund, timing differences and differing characterizations of distributions made by each Fund.

14

Federal Taxes – Each Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Funds will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. Each Fund files a U.S. federal income and excise tax return as required. Each Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Each Fund's class-specific expenses are charged to the operations of that class of shares. Income and expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class’ respective net assets to the total net assets of each Fund.

Commitments and Contingencies – In the normal course of business, each Fund enters into contracts that provide general indemnifications by each Fund to the counterparty to the contract. Each Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against each Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. Each Fund has determined that none of these arrangements requires disclosure on each Fund’s balance sheet.

Note 3. Fees and Expenses

Investment Adviser – Merk Investments LLC (the “Adviser”) is the investment adviser to each Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee from the Funds at an annual rate of 1.00% of each Fund’s average daily net assets.

Under the terms of the Investment Advisory Agreement for the Funds the Adviser is obligated to pay all expenses of each Fund except Board-approved administrative service fees, borrowing costs, taxes, brokerage costs, commissions, and extraordinary and non-recurring expenses and expenses that the Funds are authorized to pay under Rule 12b-1.

Distribution – Foreside Fund Services, LLC serves as each Fund’s distributor (the “Distributor”). The Funds have adopted a Distribution Plan (the “Plan”) for Investor Shares in accordance with Rule 12b-1 of the Act. Under the Plan, the Funds pay the Distributor and/or any other entity as authorized by the Board a fee of up to 0.25% of the average daily net assets of Investor Shares. The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to each Fund. The fees related to these services are included in Fund services fees within the Statements of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to each Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his duties as a Trustee, including travel and related expenses incurred in attending Board meetings. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund. Pursuant to the terms of the investment advisory agreement, the Trustees' fees attributable to each Fund are paid by the Adviser.

Note 4. Fees Waived

During this period, Merk Hard Currency Fund invested in VanEck Merk Gold Trust, an exchange traded product sponsored by the Adviser. As of September 30, 2018, Merk Hard Currency Fund owned approximately 4.8% of VanEck Merk Gold Trust. The Adviser has agreed to waive fees in an amount equal to the fee it receives from VanEck Merk Gold Trust based on Merk Hard Currency Fund’s investment in VanEck Merk Gold Trust (NYSE:OUNZ). For the period ended September 30, 2018, the Adviser waived fees of $14,866 for Merk Hard Currency Fund.

15

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments during the period ended September 30, 2018, were as follows:

	Purchases	Sales
Merk Hard Currency Fund	$11,493,564	$11,474,861
Merk Absolute Return Currency Fund	1,885,535	983,248

Note 6. Summary of Derivative Activity

The volume of open derivative positions may vary on a daily basis as each Fund transacts derivative contracts in order to achieve the exposure desired by the Adviser. The notional value of activity for the period ended September 30, 2018 for any derivative type that was held during the period is as follows:

	Merk Hard Currency Fund	Merk Absolute Return Currency Fund
Forward Currency Contracts	$105,397,036	$2,701,402,250
Futures	5,560,885	–

The Merk Hard Currency Fund’s use of derivatives during the period ended September 30, 2018, was limited to futures and forward currency contracts. The Merk Absolute Return Currency Fund’s use of derivatives during the period ended September 30, 2018, was limited to forward currency contracts.

Following is a summary of the effect of derivatives on the Statements of Assets and Liabilities for each Fund as of September 30, 2018:

Merk Hard Currency Fund
Location:	Commodity Contracts	Currency Contracts	Total
Asset derivatives:
Receivable - variation margin	$9,680	$–	$9,680
Liability derivatives:
Unrealized loss on forward currency contracts	$–	$(144,744)	$(144,744)

Merk Absolute Return Currency Fund
Location:	Currency Contracts	Total
Asset derivatives:
Unrealized gain on forward currency contracts	$1,063,130	$1,063,130
Liability derivatives:
Unrealized loss on forward currency contracts	$(1,326,740)	$(1,326,740)

Realized and unrealized gains and losses on derivatives contracts during the period ended September 30, 2018, by each Fund are recorded in the following locations on the Statements of Operations:

Merk Hard Currency Fund
Location:	Commodity Contracts	Currency Contracts	Total
Net realized gain on:
Futures	$(119,681)	$–	$(119,681)
Foreign currency transactions	–	(795,798)	$(795,798)
Total net realized gain	$(119,681)	$(795,798)	$(915,479)
Net change in unrealized appreciation on:
Futures	(40,810)	–	(40,810)
Foreign currency translations	–	(87,650)	(87,650)
Total net change in unrealized appreciation	$(40,810)	$(87,650)	$(128,640)

Merk Absolute Return Currency Fund
Location:	Currency Contracts	Total
Net realized gain (loss) on:
Foreign currency transactions	$1,305,878	$1,305,878
Total net realized gain (loss)	$1,305,878	1,305,878
Net change in unrealized appreciation (depreciation) on:
Foreign currency translations	(533,140)	(533,140)
Total net change in unrealized appreciation (depreciation)	$(533,140)	$(533,140)

16

Asset (Liability) amounts shown in the table below represent amounts for derivative related investments for each Fund at September 30, 2018. These amounts may be collateralized by cash or financial instruments.

	Gross Asset (Liability) as Presented in the Statements of Assets and Liabilities	Financial Instruments (Received) Pledged*	Cash Collateral (Received) Pledged*	Net Amount
Merk Hard Currency Fund
Assets:
Over-the-counter derivatives**	$9,680	$–	$–	$9,680
Liabilities:
Over-the-counter derivatives**	$(144,744)	$144,744	$–	$–
Merk Absolute Return Currency Fund
Assets:
Over-the-counter derivatives**	$1,063,130	$–	$–	$1,063,130
Liabilities:
Over-the-counter derivatives**	(1,326,740)	1,326,740	–	–

*	The actual financial instruments and cash collateral (received) pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statements of Assets and Liabilities.
**	Over-the-counter derivatives may consist of forward currency contracts and futures contracts. The amounts disclosed above represent the exposure to one or more counterparties. For further detail on individual derivative contracts and the corresponding unrealized appreciation (depreciation), see the Schedule of Investments.

Note 7. Federal Income Tax

As of September 30, 2018, the cost for federal income tax purposes is substantially the same as for financial statement purposes and the components of net unrealized appreciation (depreciation) were as follows:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Merk Hard Currency Fund	$672,282	$(1,168,927)	$(496,645)
Merk Absolute Return Currency Fund	76,708	(477,617)	(400,909)

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

	Undistributed Ordinary Income	Capital and Other Losses	Unrealized Appreciation	Total
Merk Hard Currency Fund	$870,863	$(8,684,581)	$2,702,545	$(5,111,173)
Merk Absolute Return Currency Fund	114,335	(1,752)	49,069	161,652

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to grantor trust adjustments, futures contracts, forward contracts and wash sales.

For tax purposes, the prior year post-October loss was $75,846 and $85 for the Merk Hard Currency Fund and Merk Absolute Return Currency Fund, respectively, (realized during the period November 1, 2017 through March 31, 2018). These losses were recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2018.

As of March 31, 2018, the Funds had the following available short term and long term capital loss carry forwards that have no expiration date:

	Short Term	Long Term
Merk Hard Currency Fund	$489,538	$8,119,197
Merk Absolute Return Currency Fund	1,667	–

Note 8. Underlying Investments in Other Pooled Investment Vehicles

The Merk Hard Currency Fund currently invests a portion of its assets in the VanEck Merk Gold Trust. The Merk Hard Currency Fund may eliminate its investments at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders.

The performance of the Merk Hard Currency Fund may be directly affected by the performance of the VanEck Merk Gold Trust. The financial statements of the VanEck Merk Gold Trust, including the schedule of investments, can be found at the Merk Funds website www.merkfunds.com, or the Securities and Exchange Commission’s website www.sec.gov and should be read in conjunction with the Merk Hard Currency Fund’s financial statements. As of September 30, 2018 the percentage of the Merk Hard Currency Fund’s net assets invested in the VanEck Merk Gold Trust was 6.9%.

17

Note 9. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Funds' financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

In March 2017, the FASB issued ASU No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

Note 10. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and each Fund has had no such events.

18

ADDITIONAL INFORMATION	SEPTEMBER 30, 2018

Investment Advisory Agreement Approval

At the June 14, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Funds (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Funds by the Adviser, including information on the investment performance of the Funds; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Funds; (3) the advisory fee and total expense ratio of each Fund compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fee enables each Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Funds. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from a senior representative of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio manager and other personnel at the Adviser with principal responsibility for the Funds investments, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition and that the firm has the operational capability, the necessary staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Funds. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Funds under the Advisory Agreement.

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Funds, the Board reviewed the performance of the Funds compared to their respective benchmarks and to peer groups of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to the respective Funds. The Board observed that the Absolute Return Currency Fund outperformed its primary benchmark index, the Citigroup 3-Month U.S. T-Bill Index, for the one-, three-, and five-year periods ended March 31, 2018. The Board also observed that, based on the information provided by Broadridge, the Absolute Return Currency Fund performed at the median of its Broadridge peer group for the one-year period ended March 31, 2018, outperformed the median of its Broadridge peers for the three-year period ended March 31, 2018, and underperformed the median of the Broadridge peers for the five-year period ended March 31, 2018. The Board noted the Adviser’s representation that the unique nature of the currency markets and the Absolute Return Currency Fund’s investment strategy limited the number of similar fund products that exist and increased the difficulty of identifying an appropriate peer group to use as a measure of relative performance but that, overall, the Adviser was satisfied with the performance achieved by the Absolute Return Currency Fund during the periods. The Board further noted the Adviser’s representation that the Absolute Return Currency Fund’s performance relative to its primary benchmark index and peer group during the periods was driven by the Fund’s currency exposures and the Adviser’s tactical, opportunistic shifts in currency allocation.

With respect to the Hard Currency Fund, the Board noted that it underperformed its primary benchmark index, the JPMorgan 3-Month Global Cash Index, for each of the one-, three-, and five-year periods ended March 31, 2018, and outperformed the benchmark index for the period since the Fund’s inception in 2005. The Board noted the Adviser’s representation that the Hard Currency Fund’s underperformance relative to its primary benchmark index during the noted periods could be attributed to the performance of the currencies underlying the Fund’s portfolio and, in particular, the Fund’s underexposure to the Euro relative to the benchmark, which performed well against the U.S. Dollar during the periods. The Board also considered the Hard Currency Fund’s performance relative to its Broadridge peer group. In this regard, the Board noted the Adviser’s representation that there are important differences between the investment strategies

19

of the Broadridge peer group and the Hard Currency Fund, including that the Hard Currency Fund focuses on currencies of the G-10 and Singapore, whereas its Broadridge peers focus more on Brazil and emerging market currencies. With that caveat, the Board noted that the Hard Currency Fund outperformed the median of its Broadridge peers for the one-year period ended March 31, 2018 and had underperformed the median of its Broadridge peers for the three- and five-year periods ended March 31, 2018. However, the Board noted the Adviser’s representation that it believes the Hard Currency Fund is well-positioned to generate positive performance going forward.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to each Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the relevant Broadridge peer group of each Fund. The Board observed that, with respect to the Absolute Return Currency Fund, the Adviser’s actual advisory fee rate was at the median of the Broadridge peers and the actual total expenses were lower than the median of its Broadridge peers. With respect to the Hard Currency Fund, the Board observed that the Adviser’s actual advisory fee rate and the actual total expenses appeared to be higher than the median of its Broadridge peer group. The Board noted, however, that the Funds operate pursuant to unified advisory fee agreements. Under these agreements, the Adviser pays substantially all service provider fees in connection with the management and operation of the Funds (other than brokerage, taxes, interest, sub-transfer agency expenses and extraordinary expenses) from the single, all-inclusive management fee. The Board noted the Adviser’s representation that the Broadridge peer funds did not employ unified fee structures and therefore a direct fee comparison would be misleading. Based on the foregoing and other relevant considerations, however, the Board concluded that the Adviser’s advisory fee rate charged to each of the Funds, given the unified nature of the fee, was within the range of reasonable fees.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding its costs of services and profitability with respect to the Funds. In this regard, the Board considered the Adviser’s resources devoted to the Funds and noted the Adviser’s representation that, it does not allocate its expenses to specific products. Based on these and other applicable considerations, including the Adviser’s discussion of the aggregate costs and profitability of the Adviser’s mutual fund activities, the Board concluded that the Adviser’s profits attributable to management of the Funds were reasonable.

Economies of Scale

The Board evaluated whether the Funds would benefit from any economies of scale. In this respect, the Board noted the Adviser’s representation that the Funds potentially could benefit from economies of scale as assets grow, but the Adviser was not proposing breakpoints or changes in fees at this time in light of the Funds’ low amount of assets under management and the increased costs the Adviser has experienced with regulatory compliance. Based on the foregoing information, the Board concluded that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, as a result of the Adviser’s management of the Funds, it may benefit from increased public exposure, possibly leading to increased business that is unrelated to the Funds. Based on the foregoing representations, the Board concluded that other benefits received by the Adviser from its relationship with the Funds were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to securities held in each Fund’s portfolio is available, without charge and upon request, by calling (866) 637-5386 and on the U.S. Securities and Exchange Commission’s

20

website at www.sec.gov. Each Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (866) 637-5386 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Shareholder Expense Example

As a shareholder of the Funds, you incur ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line under each share class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line under each share class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Merk Hard Currency Fund
Investor Shares
Actual	$1,000.00	$942.80	$6.19	1.27%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.70	$6.43	1.27%
Institutional Shares
Actual	$1,000.00	$944.09	$4.97	1.02%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.95	$5.16	1.02%
Merk Absolute Return Currency Fund
Investor Shares
Actual	$1,000.00	$992.80	$6.49	1.30%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.55	$6.58	1.30%
Institutional Shares
Actual	$1,000.00	$993.58	$5.25	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	$5.32	1.05%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

21

[INTENTIONALLY LEFT BLANK]

## FOR MORE INFORMATION

**INVESTMENT ADVISER**
Merk Investments LLC
555 Bryant Street #455
Palo Alto, CA 94301
www.merkfunds.com

**DISTRIBUTOR**
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101
www.foreside.com

MERK® | MUTUAL FUNDS

MERK HARD CURRENCY FUND®

MERK ABSOLUTE RETURN CURRENCY FUND®

P.O. BOX 588
PORTLAND, ME 04112

208-SAR-0918

PAYSON TOTAL RETURN FUND

TABLE OF CONTENTS

SEPTEMBER 30, 2018

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statements of Changes in Net Assets	5
Financial Highlights	6
Notes to Financial Statements	7
Additional Information	12

IMPORTANT INFORMATION

An investment in the Fund is subject to risk, including the possible loss of principal. Other Fund risks include equity risk, convertible securities risk, debt securities risk, exchange-traded funds risk, interest rate risk, credit risk, inflation indexed security risk, government securities risk, value investment risk, mortgage-related and other asset-backed securities risk, and foreign investments risk. Foreign investing involves certain risks and increased volatility not associated with investing solely in the U.S., including currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. Mortgage-related and other asset-backed securities risks include extension risk and prepayment risk. In addition, the Fund invests in midcap companies, which pose greater risks than those associated with larger, more established companies. There is no assurance that the Fund will achieve its investment objective.

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

Shares	Security Description	Value

Common Stock - 98.0%
Consumer Discretionary - 16.8%
2,285	Amazon.com, Inc. (a)	$4,576,855
26,957	Aptiv PLC	2,261,692
1,322	Booking Holdings, Inc. (a)	2,622,848
49,300	BorgWarner, Inc.	2,109,054
7,837	McDonald's Corp.	1,311,052
10,431	The Home Depot, Inc.	2,160,782
28,148	The TJX Cos., Inc.	3,153,139
		18,195,422
Consumer Staples - 4.0%
27,515	Unilever PLC, ADR	1,512,499
38,150	Walgreens Boots Alliance, Inc.	2,781,135
		4,293,634
Financial - 19.7%
62,376	Aflac, Inc.	2,936,038
24,040	American Express Co.	2,560,019
10,616	Berkshire Hathaway, Inc., Class B (a)	2,272,992
21,251	JPMorgan Chase & Co.	2,397,963
20,770	Mastercard, Inc., Class A	4,623,610
11,500	S&P Global, Inc.	2,246,985
29,100	Visa, Inc., Class A	4,367,619
		21,405,226
Health Care - 16.2%
15,807	Amgen, Inc.	3,276,633
26,621	Danaher Corp.	2,892,638
26,530	Gilead Sciences, Inc.	2,048,381
30,335	Johnson & Johnson	4,191,387
28,845	Merck & Co., Inc.	2,046,264
71,337	Pfizer, Inc.	3,143,822
		17,599,125
Industrials - 6.8%
17,870	CSX Corp.	1,323,274
37,625	Fortive Corp.	3,168,025
4,227	General Dynamics Corp.	865,351
14,500	United Technologies Corp.	2,027,245
		7,383,895
Shares	Security Description	Value

Technology - 34.5%
17,804	Accenture PLC, Class A	$3,030,241
4,875	Alphabet, Inc., Class A (a)	5,884,515
26,277	Apple, Inc.	5,931,770
66,853	Cisco Systems, Inc.	3,252,398
7,500	Facebook, Inc., Class A (a)	1,233,450
20,172	Fiserv, Inc. (a)	1,661,769
88,808	Intel Corp.	4,199,730
24,560	Microsoft Corp.	2,808,927
44,685	QUALCOMM, Inc.	3,218,661
28,015	Skyworks Solutions, Inc.	2,541,241
12,840	Texas Instruments, Inc.	1,377,604
23,000	Worldpay, Inc., Class A (a)	2,329,210
		37,469,516
Total Common Stock (Cost $65,745,095)		106,346,818
Investments, at value - 98.0% (Cost $65,745,095)		$106,346,818
Other Assets & Liabilities, Net - 2.0%		2,190,500
Net Assets - 100.0%		$108,537,318

ADR	American Depositary Receipt
PLC	Public Limited Company
(a)	Non-income producing security.

The following is a summary of the inputs used to value the Fund's investments as of September 30, 2018.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Security Valuation section in Note 2 of the accompanying Notes to Financial Statements.

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$106,346,818
Level 2 - Other Significant Observable Inputs	–
Level 3 - Significant Unobservable Inputs	–
Total	$106,346,818

See Notes to Financial Statements.

1

PAYSON TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2018

The Level 1 value displayed in this table is Common Stock. Refer to this Schedule of Investments for a further breakout of each security by industry.

The Fund utilizes the end of period methodology when determining transfers. There were no transfers among Level 1, Level 2 and Level 3 for the period ended September 30, 2018.

PORTFOLIO HOLDINGS

% of Total Investments

Consumer Discretionary	17.1%
Consumer Staples	4.0%
Financial	20.1%
Health Care	16.6%
Industrials	7.0%
Technology	35.2%
100.0%

See Notes to Financial Statements.

2

PAYSON TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2018

ASSETS
Investments, at value (Cost $65,745,095)	$106,346,818
Cash	303,776
Receivables:
Fund shares sold	95,800
Investment securities sold	2,439,640
Dividends and interest	18,804
Prepaid expenses	16,272
Total Assets	109,221,110

LIABILITIES
Payables:
Investment securities purchased	493,327
Fund shares redeemed	8,125
Distributions payable	93,742
Accrued Liabilities:
Investment adviser fees	53,350
Trustees’ fees and expenses	222
Fund services fees	15,078
Other expenses	19,948
Total Liabilities	683,792

NET ASSETS	$108,537,318

COMPONENTS OF NET ASSETS
Paid-in capital	$69,083,912
Distributions in excess of net investment income	(5,214)
Accumulated net realized loss	(1,143,103)
Net unrealized appreciation	40,601,723
NET ASSETS	$108,537,318

SHARES OF BENEFICIAL INTEREST AT NO PAR VALUE (UNLIMITED SHARES AUTHORIZED)	5,486,667

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$19.78

See Notes to Financial Statements.

3

PAYSON TOTAL RETURN FUND

STATEMENT OF OPERATIONS

SIX MONTHS ENDED SEPTEMBER 30, 2018

INVESTMENT INCOME
Dividend income	$817,441
Interest income	4,547
Total Investment Income	821,988

EXPENSES
Investment adviser fees	308,980
Fund services fees	89,407
Custodian fees	5,819
Registration fees	11,080
Professional fees	21,223
Trustees' fees and expenses	2,997
Other expenses	18,053
Total Expenses	457,559

NET INVESTMENT INCOME	364,429

NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized loss on investments	(333,980)
Net change in unrealized appreciation (depreciation) on investments	11,390,950
NET REALIZED AND UNREALIZED GAIN	11,056,970
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,421,399

See Notes to Financial Statements.

4

PAYSON TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

	For the Six Months Ended September 30, 2018	For the Year Ended March 31, 2018
OPERATIONS
Net investment income	$364,429	$707,092
Net realized gain (loss)	(333,980)	2,832,668
Net change in unrealized appreciation (depreciation)	11,390,950	8,633,351
Increase in Net Assets Resulting from Operations	11,421,399	12,173,111

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(366,389)	(612,740)
Net realized gain	–	(3,736,941)
Total Distributions to Shareholders	(366,389)	(4,349,681)

CAPITAL SHARE TRANSACTIONS
Sale of shares	6,497,023	13,283,006
Reinvestment of distributions	155,719	3,943,748
Redemption of shares	(4,659,509)	(8,449,442)
Increase in Net Assets from Capital Share Transactions	1,993,233	8,777,312
Increase in Net Assets	13,048,243	16,600,742

NET ASSETS
Beginning of Period	95,489,075	78,888,333
End of Period (Including line (a))	$108,537,318	$95,489,075

SHARE TRANSACTIONS
Sale of shares	349,621	747,377
Reinvestment of distributions	8,238	223,983
Redemption of shares	(246,663)	(483,769)
Increase in Shares	111,196	487,591

(a) Distributions in excess of net investment income	$(5,214)	$(3,254)

See Notes to Financial Statements.

5

PAYSON TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

	For the Six Months Ended September 30,		For the Years Ended March 31,
	2018		2018	2017	2016	2015	2014
NET ASSET VALUE, Beginning of Period	$17.76		$16.14	$13.94	$15.21	$15.22	$13.89
INVESTMENT OPERATIONS
Net investment income (a)	0.07		0.14	0.16	0.16	0.16	0.42
Net realized and unrealized gain (loss)	2.02		2.33	2.25	(0.76)	0.77	2.23
Total from Investment Operations	2.09		2.47	2.41	(0.60)	0.93	2.65

DISTRIBUTIONS TO SHAREHOLDERS FROM
Net investment income	(0.07)		(0.12)	(0.21)	(0.16)	(0.16)	(0.41)
Net realized gain	–		(0.73)	–	(0.51)	(0.78)	(0.91)
Total Distributions to Shareholders	(0.07)		(0.85)	(0.21)	(0.67)	(0.94)	(1.32)

NET ASSET VALUE, End of Period	$19.78		$17.76	$16.14	$13.94	$15.21	$15.22
TOTAL RETURN	11.76	%(b)	15.39%	17.41%	(3.94)%	6.32%	19.62%

RATIOS/SUPPLEMENTARY DATA
Net Assets at End of Period (000s omitted)	$108,537		$95,489	$78,888	$74,514	$76,875	$71,035
Ratios to Average Net Assets:
Net investment income	0.71	%(c)	0.82%	1.10%	1.11%	1.05%	2.84%
Net expenses	0.89	%(c)	0.94%	0.98%	0.97%	0.97%	1.01%
Gross expenses	0.89	%(c)	0.94%	0.98%	0.97%	0.97%	1.01%
PORTFOLIO TURNOVER RATE	15	%(b)	38%	30%	55%	41%	47%

(a)	Calculated based on average shares outstanding during each period.
(b)	Not annualized.
(c)	Annualized.

See Notes to Financial Statements.

6

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Note 1. Organization

The Payson Total Return Fund (the “Fund”) is a diversified portfolio of Forum Funds (the “Trust”). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “Act”). Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund’s shares of beneficial interest without par value. The Fund commenced operations on November 25, 1991. The Fund seeks a combination of high current income and capital appreciation.

Note 2. Summary of Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation – Securities are valued at market prices using the last quoted trade or official closing price from the principal exchange where the security is traded, as provided by independent pricing services on each Fund business day. In the absence of a last trade, securities are valued at the mean of the last bid and ask price provided by the pricing service.

The Fund values its investments at fair value pursuant to procedures adopted by the Trust’s Board of Trustees (the “Board”) if (1) market quotations are not readily available or (2) the Adviser, as defined in Note 4, believes that the values available are unreliable. The Trust’s Valuation Committee, as defined in the Fund’s registration statement, performs certain functions as they relate to the administration and oversight of the Fund’s valuation procedures. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such investments and considers a number of factors, including valuation methodologies and significant unobservable inputs, when arriving at fair value.

The Valuation Committee may work with the Adviser to provide valuation inputs. In determining fair valuations, inputs may include market-based analytics that may consider related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant investment information. Adviser inputs may include an income-based approach in which the anticipated future cash flows of the investment are discounted in determining fair value. Discounts may also be applied based on the nature or duration of any restrictions on the disposition of the investments. The Valuation Committee performs regular reviews of valuation methodologies, key inputs and assumptions, disposition analysis and market activity.

7

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

Fair valuation is based on subjective factors and, as a result, the fair value price of an investment may differ from the security’s market price and may not be the price at which the asset may be sold. Fair valuation could result in a different net asset value (“NAV”) than a NAV determined by using market quotes.

GAAP has a three-tier fair value hierarchy. The basis of the tiers is dependent upon the various “inputs” used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical assets and liabilities.

Level 2 - Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Short-term securities with maturities of sixty days or less are valued at amortized cost, which approximates market value, and are categorized as Level 2 in the hierarchy. Municipal securities, long-term U.S. government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants that do not trade on an exchange, securities valued at the mean between the last reported bid and ask quotation and international equity securities valued by an independent third party with adjustments for changes in value between the time of the securities respective local market closes and the close of the U.S. market.

Level 3 - Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The aggregate value by input level, as of September 30, 2018, for the Fund’s investments is included at the end of the Fund’s Schedule of Investments.

Security Transactions, Investment Income and Realized Gain and Loss – Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Non-cash dividend income is recorded at the fair market value of the securities received. Foreign dividend income is recorded on the ex-dividend date or as soon as possible after determining the existence of a dividend declaration after exercising reasonable due diligence. Income and capital gains on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Interest income is recorded on an accrual basis. Premium is amortized and discount is accreted using the effective interest method. Identified cost of investments sold is used to determine the gain and loss for both financial statement and federal income tax purposes.

Distributions to Shareholders – Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions to shareholders of net capital gains and net foreign currency gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations,

8

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

which may differ from GAAP. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

Federal Taxes – The Fund intends to continue to qualify each year as a regulated investment company under Subchapter M of Chapter 1, Subtitle A, of the Internal Revenue Code of 1986, as amended (“Code”), and to distribute all of its taxable income to shareholders. In addition, by distributing in each calendar year substantially all of its net investment income and capital gains, if any, the Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required. The Fund files a U.S. federal income and excise tax return as required. The Fund’s federal income tax returns are subject to examination by the Internal Revenue Service for a period of three fiscal years after they are filed. As of September 30, 2018, there are no uncertain tax positions that would require financial statement recognition, de-recognition or disclosure.

Income and Expense Allocation – The Trust accounts separately for the assets, liabilities and operations of each of its investment portfolios. Expenses that are directly attributable to more than one investment portfolio are allocated among the respective investment portfolios in an equitable manner.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Note 3. Cash – Concentration in Uninsured Account

For cash management purposes, the Fund may concentrate cash with the Fund’s custodian. This typically results in cash balances exceeding the Federal Deposit Insurance Corporation (“FDIC”) insurance limits. As of September 30, 2018, the Fund had $53,776 at MUFG Union Bank, N.A. that exceeded the FDIC insurance limit.

Note 4. Fees and Expenses

Investment Adviser – H.M. Payson & Co. (the “Adviser”) is the investment adviser to the Fund. Pursuant to an investment advisory agreement, the Adviser receives an advisory fee, payable monthly, from the Fund at an annual rate of 0.60% of the Fund’s average daily net assets.

Distribution – Foreside Fund Services, LLC serves as the Fund’s distributor (the “Distributor”). The Fund does not have a distribution (12b-1) plan; accordingly, the Distributor does not receive compensation from the Fund for its distribution services. The Adviser compensates the Distributor directly for its services.

9

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

The Distributor is not affiliated with the Adviser or Atlantic Fund Administration, LLC (d/b/a Atlantic Fund Services) (“Atlantic”) or their affiliates.

Other Service Providers – Atlantic provides fund accounting, fund administration, compliance and transfer agency services to the Fund. The fees related to these services are included in Fund services fees within the Statement of Operations. Atlantic also provides certain shareholder report production and EDGAR conversion and filing services. Pursuant to an Atlantic services agreement, the Fund pays Atlantic customary fees for its services. Atlantic provides a Principal Executive Officer, a Principal Financial Officer, a Chief Compliance Officer and an Anti-Money Laundering Officer to the Fund, as well as certain additional compliance support functions.

Trustees and Officers – The Trust pays each independent Trustee an annual retainer of $31,000 for services to the Trust ($41,000 for the Chairman). The Audit Committee Chairman receives an additional $2,000 annually. The Trustees and Chairman may receive additional fees for special Board meetings. Each Trustee is also reimbursed for all reasonable out-of-pocket expenses incurred in connection with his or her duties as a Trustee, including travel and related expenses incurred in attending Board meetings. The amount of Trustees’ fees attributable to the Fund is disclosed in the Statement of Operations. Certain officers of the Trust are also officers or employees of the above named service providers, and during their terms of office received no compensation from the Fund.

Note 5. Security Transactions

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, during the period ended September 30, 2018 were $15,700,070 and $14,808,423, respectively.

Note 6. Federal Income Tax

As of September 30, 2018, the cost of investments for federal income tax purposes is substantially the same as for financial statement purposes and the components of net appreciation were as follows:

Gross Unrealized Appreciation	$41,001,177
Gross Unrealized Depreciation	(399,454)
Net Unrealized Appreciation	$40,601,723

10

PAYSON TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2018

As of March 31, 2018, distributable earnings (accumulated loss) on a tax basis were as follows:

Undistributed Ordinary Income	$49,307
Capital and Other Losses	(906,611)
Unrealized Appreciation	29,308,261
Other Temporary Differences	(52,561)
Total	$28,398,396

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, treatment of distributions payable and equity return of capital.

For tax purposes, the prior year post-October loss was $906,611 for the Payson Total Return Fund (realized during the period November 1, 2017 through March 31, 2018). This loss was recognized for tax purposes on the first business day of the Fund’s current fiscal year, April 1, 2018.

Note 7. Recent Accounting Pronouncements

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (ASU) No. 2018-13 “Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”) which includes amendments intended to improve the effectiveness of disclosures in the notes to financial statements. For example, ASU 2018-13 includes additional disclosures regarding the range and weighted average of significant unobservable inputs used to develop Level 3 fair value measurements, and clarifications to the narrative description of measurement uncertainty disclosures. ASU 2018-13 is effective for interim and annual periods beginning after December 15, 2019. Management is currently evaluating the impact that ASU 2018-13 will have on the Fund’s financial statements and related disclosures.

In September 2018, the Securities and Exchange Commission released Final Rule 33-10532 captioned “Disclosure Update and Simplification” which is intended to amend certain disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other Commission disclosure requirements, GAAP, or changes in the information environment. These changes will be effective November 5, 2018. Management is currently evaluating the impact that this release will have on the Fund’s financial statements and related disclosures.

Note 8. Subsequent Events

Subsequent events occurring after the date of this report through the date these financial statements were issued have been evaluated for potential impact, and the Fund has had no such events.

11

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Investment Advisory Agreement Approval

At the June 14, 2018 Board meeting, the Board, including the Independent Trustees, considered the approval of the continuance of the investment advisory agreement between the Adviser and the Trust pertaining to the Fund (the “Advisory Agreement”). In preparation for its deliberations, the Board requested and reviewed written responses from the Adviser to a due diligence questionnaire circulated on the Board's behalf concerning the services provided by the Adviser. The Board also discussed the materials with Fund counsel and, as necessary, with the Trust's administrator, Atlantic Fund Services. During its deliberations, the Board received an oral presentation from the Adviser, and was assisted by the advice of Trustee counsel.

At the meeting, the Board reviewed, among other matters: (1) the nature, extent and quality of the services provided to the Fund by the Adviser, including information on the investment performance of the Fund and the Adviser; (2) the costs of the services provided and profitability to the Adviser of its relationship with the Fund; (3) the advisory fee and total expense ratio of the Fund as compared to those of a relevant peer group of funds; (4) the extent to which economies of scale may be realized as the Fund grows and whether the advisory fee enables the Fund's investors to share in the benefits of economies of scale; and (5) other benefits received by the Adviser from its relationship with the Fund. In addition, the Board recognized that the evaluation process with respect to the Adviser was an ongoing one and, in this regard, the Board considered information provided by the Adviser at regularly scheduled meetings during the past year.

Nature, Extent and Quality of Services

Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about the Adviser’s personnel, operations and financial condition, the Board considered the quality of services provided by the Adviser under the Advisory Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Fund, as well as the investment philosophy and decision-making process of the Adviser and the capability and integrity of the Adviser’s senior management and staff.

The Board considered also the adequacy of the Adviser’s resources. The Board noted the Adviser’s representation that the firm is in stable financial condition and has the operational capability, the staffing and experience, and the financial strength necessary to continue providing high-quality investment advisory services to the Fund. Based on the presentation and the materials provided by the Adviser in connection with the Board’s consideration of the renewal of the Advisory Agreement, the Board concluded that, overall, it was satisfied with the nature, extent and quality of services to be provided to the Fund under the Advisory Agreement.

12

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Performance

In connection with a presentation by the Adviser regarding its approach to managing the Fund, the Board reviewed the performance of the Fund as compared to its benchmark. The Board observed that the Fund outperformed its primary benchmark, the S&P 500 Index, for the one-year period ended March 31, 2018, and underperformed its primary benchmark for the three-, five- and 10-year periods ended March 31, 2018. The Board also considered the Fund’s performance relative to a peer group of funds identified by Broadridge Financial Solutions, Inc. (“Broadridge”) as having characteristics similar to those of the Fund. The Board observed that, based on the information provided by Broadridge, the Fund outperformed the median of its peer group for the one - and three-year periods ended March 31, 2018, and underperformed the median of the peer group for the five-year period ended March 31, 2018. The Board noted the Adviser’s representation that the Fund’s underperformance over the longer term relative to its primary benchmark could be attributed primarily to the Fund not holding certain securities that contributed most to the index’s performance because their issuers did not meet the Adviser’s valuation criteria for investment. The Board further noted the Adviser’s representations that the Fund had instead identified value in higher quality, large capitalization issuers that had been underperforming relative to smaller capitalization issuers and growth-oriented issuers over the periods. Finally, the Board noted the Adviser’s representation that the Adviser remained committed to its core investment process and believed that the Fund’s portfolio is well-positioned to generate superior performance going forward. Based on the foregoing and other relevant considerations, the Board concluded that the Fund’s shareholders could benefit from the Adviser’s management under the Advisory Agreement.

Compensation

The Board evaluated the Adviser’s compensation for providing advisory services to the Fund and analyzed comparative information on actual advisory fee rates and actual total expenses of the Fund as compared to its Broadridge peer group. The Board observed that each of the Fund’s actual advisory fee rate and actual total expense ratio were below the median of its peer group. Accordingly, the Board concluded that, in light of the services that the Adviser provides to the Fund and other relevant considerations, the advisory fee rate charged to the Fund was reasonable.

Cost of Services and Profitability

The Board considered information provided by the Adviser regarding the costs of services and its profitability with respect to the Fund. In this regard, the Board considered the Adviser’s resources devoted to the Fund, as well as the information provided by the Adviser regarding the costs and profitability of its Fund activities. The Board noted the Adviser’s representation that it does not account for its relationship with the Fund as a separate profit center, though administrative and compliance costs attributable to the Fund were believed to have grown in recent years. Based on these and other applicable considerations, the Board concluded that the Adviser’s profitability attributable to management of the Fund was not unreasonable.

13

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Economies of Scale

The Board evaluated whether the Fund would benefit from any economies of scale. In this respect, the Board considered the Adviser’s representation that the Fund could potentially benefit from economies of scale if its assets were to increase. Given relatively low current asset levels in the Fund, the Board determined that economies of scale were not a material factor in approving the Advisory Agreement.

Other Benefits

The Board noted the Adviser’s representation that, aside from its contractual advisory fees, it does not benefit in a material way from its relationship with the Fund. Based on the foregoing representation, the Board concluded that other benefits received by the Adviser from its relationship with the Fund were not a material factor to consider in approving the Advisory Agreement.

Conclusion

The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Advisory Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Advisory Agreement, was fair and reasonable in light of the services performed or to be performed, expenses incurred or to be incurred and such other matters as the Board considered relevant.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to securities held in the Fund’s portfolio is available, without charge and upon request, by calling (800) 805-8258 and on the SEC website at www.sec.gov. The Fund’s proxy voting record for the most recent twelve-month period ended June 30 is available, without charge and upon request, by calling (800) 805-8258 and on the SEC’s website at www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These filings are available, without charge and upon request on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

14

PAYSON TOTAL RETURN FUND

ADDITIONAL INFORMATION

SEPTEMBER 30, 2018

Shareholder Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2018 through September 30, 2018.

Actual Expenses – The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes – The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value April 1, 2018	Ending Account Value September 30, 2018	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000.00	$1,117.65	$4.72	0.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.61	$4.51	0.89%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183) divided by 365 to reflect the half-year period.

15

ITEM 2. CODE OF ETHICS.
Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6. INVESTMENTS.
(a)	Included as part of report to shareholders under Item 1.
(b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of trustees from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as of a date within 90 days of the filing date of this report.
 (b) There were no changes in the Registrant's internal control over financial reporting (as defined in
Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES
Not applicable.

ITEM 13. EXHIBITS.

(a)(1)  Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) of the Act, and Section 302 of the Sarbanes-Oxley Act of 2002. (Exhibits filed herewith)

(a)(3)  Not applicable.

(b)      Certifications pursuant to Rule 30a-2(b) of the Act, and Section 906 of the Sarbanes-Oxley Act of 2002. (Exhibit filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant Forum Funds

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By	/s/ Jessica Chase
Jessica Chase, Principal Executive Officer

Date	November 26, 2018

By	/s/ Karen Shaw
Karen Shaw, Principal Financial Officer

Date	November 26, 2018